                                                                                                                            EXHIBIT 4.2

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                                                  GREENPOINT MORTGAGE SECURITIES LLC,

                                                             as Depositor

                                                                  and

                                                           ________________

                                                           as Owner Trustee

                                               ________________________________________

                                                            TRUST AGREEMENT

                                                     Dated as of ________________

                                               ________________________________________

                                                  HOME EQUITY LOAN TRUST [    ]-[   ]
                                                 Home Equity Loan-Backed Certificates,
                                                          Series [    ]-[   ]

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                                                           TABLE OF CONTENTS

         Section 4.06.         Prior Notice to Certificateholders and the

         This  trust  agreement,  dated as of  ________________  (as  amended  from time to time,  the "Trust  Agreement"),  is between
GreenPoint  Mortgage  Securities LLC, a Delaware limited liability company,  as depositor (the "Depositor"),  and  ________________,  a
Delaware banking corporation, as owner trustee (the "Owner Trustee").

                                                              WITNESSETH:

         WHEREAS, the Depositor and the Owner Trustee desire to form a Delaware statutory trust;

         NOW,  THEREFORE,  in consideration of the mutual  agreements  herein  contained,  the Depositor and the Owner Trustee agree as follows:

                                                               ARTICLE I

                                                              Definitions

Section 1.01      Definitions.  For all purposes of this Trust Agreement, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in
Appendix A to the indenture dated as of ________________ (the "Indenture"), between Home Equity Loan Trust [    ]-[   ], as Issuer,
and ________________, as Indenture Trustee.  All other capitalized terms used herein shall have the meanings specified herein.

Section 1.02      Other Definitional Provisions.

(a)      All terms defined in this Trust  Agreement  shall have the defined  meanings when used in any  certificate  or other  document made or delivered pursuant hereto unless otherwise defined therein.

(b)      As used in this Trust  Agreement  and in any  certificate  or other  document  made or delivered  pursuant  hereto or thereto, accounting  terms not defined in this Trust  Agreement  or in any such  certificate  or other  document,  and  accounting  terms partly defined in this Trust  Agreement or in any such  certificate  or other  document to the extent not defined,  shall have the  respective meanings given to them under  generally  accepted  accounting  principles.  To the extent that the  definitions of accounting  terms in this Trust  Agreement or in any such  certificate or other document are  inconsistent  with the meanings of such terms under  generally accepted accounting  principles,  the definitions  contained in this Trust Agreement or in any such certificate or other document shall control.

(c)      The words  "hereof,"  "herein,"  "hereunder" and words of similar import when used in this Trust Agreement shall refer to this
Trust Agreement as a whole and not to any particular  provision of this Trust Agreement;  Section and Exhibit  references  contained in this Trust  Agreement are  references  to Sections and Exhibits in or to this Trust  Agreement  unless  otherwise  specified;  the term
"including" shall mean "including  without  limitation";  "or" shall include  "and/or";  and the term "proceeds" shall have the meaning ascribed thereto in the UCC.

(d)      The  definitions  contained in this Trust  Agreement are  applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

(e)      Any  agreement,  instrument  or statute  defined or  referred  to herein or in any  instrument  or  certificate  delivered  in connection  herewith means such agreement,  instrument or statute as from time to time amended,  modified or supplemented  and includes
(in the case of agreements or instruments)  references to all attachments thereto and instruments  incorporated therein;  references to a Person are also to its permitted successors and assigns.

                                                              ARTICLE II

                                                             Organization

Section 2.01      Name.  The trust  created  hereby  shall be known as "Home Equity Loan Trust  [    ]-[   ],"  in which name the Owner
Trustee may conduct the business of the Trust,  make and execute  contracts and other instruments on behalf of the Trust and sue and be sued.

Section 2.02      Office.  The office of the Trust shall be in care of the Owner Trustee at  [______________]  or at such other address in Delaware as the Owner Trustee may designate by written notice to the Certificateholders, the Depositor, and the Enhancer.

Section 2.03      Purposes and Powers.  The purpose of the Trust is to engage in the following activities:

(i)      to issue the Notes pursuant to the Indenture and the  Certificates  pursuant to this Trust Agreement and to sell the Notes and the Certificates;

(ii)     to purchase the Mortgage Loans and to pay the organizational, start-up and transactional expenses of the Trust;

(iii)    to  assign,  grant,  transfer,  pledge and convey  the  Mortgage  Loans  pursuant  to the  Indenture  and to hold,  manage and distribute  to the  Certificateholders  pursuant  to Section  5.01 any portion of the  Mortgage  Loans  released  from the Lien of, and remitted to the Trust pursuant to, the Indenture;

(iv)     to enter into and perform its obligations under the Basic Documents to which it is to be a party;

(v)      to engage in those activities,  including entering into agreements,  that are necessary,  suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith,  including,  without limitation,  to accept additional contributions of equity that are not subject to the Lien of the Indenture; and

(vi)     subject to compliance  with the Basic  Documents,  to engage in such other  activities  as may be required in connection  with conservation of the Trust Estate and the making of distributions to the Securityholders.

The Trust is hereby  authorized  to engage in the  foregoing  activities.  The Trust  shall not  engage in any  activity  other than in connection  with the  foregoing  or other than as  required  or  authorized  by the terms of this Trust  Agreement  or the other  Basic
Documents while any Note is outstanding  without the consent of the  Certificateholders  of  Certificates  evidencing a majority of the aggregate  Certificate  Percentage Interest of each Class of Certificates,  the Indenture Trustee,  the Enhancer and the Noteholders of
Notes representing a majority of the aggregate Voting Rights of the Notes.

Section 2.04.     Appointment of Owner Trustee.  The Depositor  hereby  appoints the Owner Trustee as trustee of the Trust effective as of the date hereof, to have all the rights, powers and duties set forth herein.

Section 2.05.     Initial Capital  Contribution of Trust Estate.  In consideration  of the delivery by the Owner Trustee,  on behalf of the Trust, of the Securities to the Depositor or its designee,  upon the order of the Depositor,  the Depositor, as of the Closing Date
and concurrently  with the execution and delivery hereof,  does hereby  transfer,  assign,  set over and otherwise convey to the Trust, without recourse,  but subject to the other terms and provisions of this Trust Agreement,  all of the right,  title and interest of the
Depositor in and to the Trust Estate.  The foregoing  transfer,  assignment,  set over and conveyance does not, and is not intended to, result in a creation or an  assumption  by the Trust of any  obligation  of the  Depositor or any other Person in  connection  with the
Trust Estate or under any agreement or instrument relating thereto, except as specifically set forth herein.

         The Owner  Trustee,  on behalf of the Trust,  acknowledges  the  conveyance to the Trust by the  Depositor,  as of the Closing
Date, of the Trust  Estate,  including all right,  title and interest of the  Depositor in and to the Trust Estate.  Concurrently  with such  conveyance  and in exchange  therefor,  the Trust has pledged the Trust  Estate to the  Indenture  Trustee and has  executed  the
Certificates and the Notes and caused them to be duly authenticated and delivered.

Section 2.06.     Declaration  of Trust.  The Owner  Trustee  hereby  declares  that it shall  hold the Trust  Estate in trust upon and subject to the conditions set forth herein for the use and benefit of the  Certificateholders,  subject to the obligations of the Trust under the Basic  Documents.  It is the intention of the parties hereto that the Trust  constitute a statutory trust under the Statutory
Trust Statute and that this Trust  Agreement  constitute  the governing  instrument of such statutory  trust.  Effective as of the date hereof,  the Owner  Trustee shall have all rights,  powers and duties set forth herein and in the Statutory  Trust Statute with respect to accomplishing  the purposes of the Trust. It is the intention of the parties hereto that solely for federal,  state and local income and franchise tax purposes,  for so long as 100% of the Certificates are held by a single person or entity,  the Trust shall be treated as a disregarded  entity,  with the Trust Estate being  treated as assets of a single person or entity,  and the Notes being treated as debt of the single person or entity,  and the provisions of this Trust  Agreement  shall be interpreted to further this  intention.  If more than one person owns the  Certificates,  it is the further  intention  of the parties  hereto that solely for  federal,  state and local income and franchise tax purposes the Owner Trust shall be treated as a  partnership,  with the assets of the  partnership  being
Trust  Estate,  the  partners  of the  partnership  being the  Certificateholders  and the Notes  being  debt of the  partnership.  The provisions of this Trust Agreement  shall be interpreted to further such  intentions.  Neither the Depositor nor any  Certificateholder
shall have any  personal  liability  for any  liability or  obligation  of the Trust,  other than the  indemnification  obligations  as provided in Section 7.2 herein.

Section 2.07.     Title to Trust  Property.  Legal  title to the Trust  Estate  shall be vested at all times in the Trust as a separate legal entity except where applicable law in any  jurisdiction  requires title to any part of the Trust Estate to be vested in a trustee or trustees,  in which case title shall be deemed to be vested in the Owner Trustee,  a co-trustee  and/or a separate  trustee,  as the case may be.

Section 2.08.     Situs of Trust.  The Trust will be located and  administered in the State of Delaware.  All bank accounts  maintained by the Owner Trustee on behalf of the Trust shall be located in the State of __________  or the State of  ___________.  The Trust shall not have any employees in any state other than Delaware;  provided,  however,  that nothing herein shall restrict or prohibit the Owner
Trustee  from having  employees  within or without the State of  Delaware or taking  actions  outside the State of Delaware in order to comply with Section  2.03.  Payments will be received by the Trust only in Delaware or  [California],  and payments will be made by the
Trust  only from  ___________  or  ____________.  The only  office of the Trust  will be at  [______________]  of the Owner  Trustee in
Delaware.

Section 2.09.     Representations  and Warranties of the Depositor.  The Depositor hereby  represents and warrants to the Owner Trustee and the Enhancer that:

(a)      The  Depositor  is duly  organized  and validly  existing as a  corporation  in good  standing  under the laws of the State of
Delaware,  with power and authority to own its properties and to conduct its business as such  properties are currently  owned and such business is at present conducted.

(b)      The  Depositor  is duly  qualified to do business as a foreign  corporation  in good  standing and has obtained all  necessary licenses  and  approvals in all  jurisdictions  in which the  ownership  or lease of its property or the conduct of its business  shall require such  qualifications  and in which the failure to so qualify would have a material adverse effect on the business,  properties, assets or condition (financial or otherwise) of the Depositor and the ability of the Depositor to perform under this Trust Agreement.

(c)      The  Depositor  has the power and  authority  to execute  and deliver  this Trust  Agreement  and to carry out its terms;  the
Depositor  has full power and  authority  to sell and assign the property to be sold and  assigned to and  deposited  with the Trust as part of the Trust and the Depositor has duly  authorized  such sale and assignment and deposit to the Trust by all necessary  corporate action;  and the  execution,  delivery and  performance  of this Trust  Agreement  have been duly  authorized  by the  Depositor by all necessary corporate action.

(d)      The  consummation  of the  transactions  contemplated  by this Trust  Agreement and the fulfillment of the terms hereof do not conflict with,  result in any material breach of any of the terms and provisions of, or constitute  (with or without notice or lapse of time) a material  default under,  the articles of incorporation  or bylaws of the Depositor,  or any material  indenture,  agreement or other  instrument to which the Depositor is a party or by which it is bound;  nor result in the creation or imposition of any Lien upon any of its properties  pursuant to the terms of any such  indenture,  agreement or other  instrument  (other than pursuant to the Basic
Documents);  nor  violate  any law or, to the best of the  Depositor's  knowledge,  any order,  rule or  regulation  applicable  to the
Depositor of any court or of any federal or state regulatory body,  administrative agency or other governmental  instrumentality having jurisdiction over the Depositor or its properties.

Section 2.10.     Payment of Trust Fees.  The Owner  Trustee  shall pay the Trust's  fees and  expenses  incurred  with  respect to the performance of the Trust's duties under the Indenture.

                                                              ARTICLE III

                                            Conveyance of the Mortgage Loans; Certificates

Section 3.01.     Conveyance of the Mortgage Loans. The Depositor,  concurrently  with the execution and delivery  hereof,  does hereby transfer,  convey and assign to the Trust, on behalf of the  Securityholders and the Enhancer,  without recourse,  all its right, title and  interest  in and to the Initial  Mortgage  Loans,  including  but not limited to any rights of the  Depositor  under the  Purchase
Agreement.  The Depositor shall also provide the Indenture Trustee with the Policy.

         The parties  hereto intend that,  for non-tax  purposes,  the  transaction  set forth herein be a sale by the Depositor to the
Trust of all of its right,  title and interest in and to the Initial  Mortgage  Loans.  In the event that,  for non-tax  purposes,  the transaction  set forth herein is not deemed to be a sale,  the Depositor  hereby grants to the Trust a security  interest in all of its right,  title and interest in, to and under the Initial Mortgage Loans, all distributions  thereon and all proceeds  thereof;  and this
Trust Agreement shall constitute a security agreement under applicable law.

Section 3.02.     Initial  Ownership.  Upon the formation of the Trust by the  contribution  by the Depositor  pursuant to Section 2.05 and the conveyance of the Initial  Mortgage Loans pursuant to Section 3.01 and the issuance of the  Certificates,  _______ shall be the sole Certificateholder of each Class of Certificates.

Section 3.03.     Issuance of Certificates.  The  Certificates  shall be issued in minimum  denominations  of a Percentage  Interest of
10.0000% and integral  multiples of 0.0001% in excess thereof.  The  Certificates  shall be issued in  substantially  the form attached hereto as Exhibit A.

         The  Certificates  shall be executed on behalf of the Trust by manual or facsimile  signature of an authorized  officer of the
Owner Trustee and  authenticated  in the manner provided in Section 3.04.  Certificates  bearing the manual or facsimile  signatures of individuals who were, at the time when such  signatures  shall have been affixed,  authorized to sign on behalf of the Trust,  shall be validly issued and entitled to the benefit of this Trust  Agreement,  notwithstanding  that such  individuals or any of them shall have ceased to be so authorized prior to the  authentication  and delivery of such  Certificates or did not hold such offices at the date of authentication and delivery of such  Certificates.  A Person shall become a  Certificateholder  and shall be entitled to the rights and subject to the  obligations of a  Certificateholder  hereunder upon such Person's  acceptance of a Certificate  duly registered in such
Person's name, pursuant to Section 3.05.

         A  transferee  of a  Certificate  shall  become a  Certificateholder  and shall be  entitled  to the rights and subject to the obligations of a  Certificateholder  hereunder upon such transferee's  acceptance of a Certificate duly registered in such transferee's name pursuant to and upon satisfaction of the conditions set forth in Section 3.05.

Section 3.04.     Authentication  of  Certificates.  Concurrently  with the acquisition of the Initial Mortgage Loans by the Trust, the
Owner  Trustee or the  Certificate  Paying  Agent  shall  cause the  Certificates  in an initial  Percentage  Interest of 100.00% to be executed on behalf of the Trust,  authenticated  and delivered to or upon the written  order of _______,  signed by its chairman of the board, its president or any vice president,  without further corporate action by _______, in authorized  denominations.  No Certificate shall entitle the  Certificateholder  thereof to any benefit under this Trust  Agreement or be valid for any purpose unless there shall appear on such Certificate a certificate of  authentication  substantially  in the form set forth in Exhibit A hereto,  executed by the
Owner Trustee or the Certificate Paying Agent, by manual signature,  and such authentication shall constitute  conclusive evidence that such  Certificate  has  been  duly  authenticated  and  delivered  hereunder.  All  Certificates  shall  be  dated  the  date of  their authentication.

Section 3.05.     Registration of and  Limitations on Transfer and Exchange of  Certificates.  The Certificate  Registrar shall keep or cause to be kept,  at the office or agency  maintained  pursuant to Section  3.09,  a  Certificate  Register in which,  subject to such reasonable  regulations as it may prescribe,  the  Certificate  Registrar shall provide for the  registration  of  Certificates  and of transfers and exchanges of  Certificates as herein  provided.  The Indenture  Trustee shall be the initial  Certificate  Registrar.  If the Certificate Registrar resigns or is removed, the Owner Trustee shall appoint a successor Certificate Registrar.

         Subject to satisfaction of the conditions set forth below,  upon surrender for  registration of transfer of any Certificate at the office or agency  maintained  pursuant to Section 3.09, the Owner Trustee shall execute,  authenticate  and deliver (or shall cause the  Certificate  Registrar as its  authenticating  agent to  authenticate  and deliver),  in the name of the designated  transferee or transferees,  one or more new Certificates in authorized  denominations of a like aggregate amount dated the date of  authentication by the Owner  Trustee  or any  authenticating  agent.  At the  option of a  Certificateholder,  Certificates  may be  exchanged  for other
Certificates of authorized  denominations  of a like aggregate  amount upon surrender of the Certificates to be exchanged at the office or agency  maintained  pursuant to Section 3.09. The initial  Certificateholder  agrees to not transfer any  Certificate  during either the Revolving Period or the Managed Amortization Period,  unless the initial  Certificateholder  receives an Opinion of Counsel stating that such transfer of the Certificate  will not adversely  affect the opinion  delivered on the Closing Date by such counsel  regarding the transfer of the Mortgage Loans by _______ to the Depositor.

         Every  Certificate  presented or  surrendered  for  registration  of transfer or exchange  shall be  accompanied  by a written instrument  of  transfer  in  form  satisfactory  to  the  Certificate  Registrar  duly  executed  by  the  Certificateholder  or  such
Certificateholder's  attorney duly authorized in writing.  Each Certificate  surrendered for registration of transfer or exchange shall be cancelled and subsequently disposed of by the Certificate Registrar in accordance with its customary practice.

         No service charge shall be made for any  registration  of transfer or exchange of  Certificates,  but the Owner Trustee or the
Certificate  Registrar  may  require  payment  of a sum  sufficient  to cover any tax or  governmental  charge  that may be  imposed in connection with any transfer or exchange of Certificates.

         Except as described  below,  each  Certificateholder  shall establish its non-foreign  status by submitting to the Certificate
Paying Agent an IRS Form W-9 and the Certificate of Non-Foreign Status (in substantially the form attached hereto as Exhibit F).

         A  Certificate  may be  transferred  to a  Certificateholder  unable to establish its  non-foreign  status as described in the preceding paragraph only if such Certificateholder  provides an Opinion of Counsel to the Depositor,  the Certificate Registrar and the
Enhancer,  which  Opinion  of Counsel  shall not be an  expense of the Trust,  the Owner  Trustee,  the  Certificate  Registrar  or the
Depositor,  satisfactory  to the Depositor and the Enhancer,  that such transfer  (1) will not affect the tax status of the Owner Trust and (2) will not adversely affect the interests of any Securityholder or the Enhancer,  including,  without limitation,  as a result of the  imposition of any United States federal  withholding  taxes on the Owner Trust (except to the extent that such  withholding  taxes would be payable solely from amounts  otherwise  distributable  to the  Certificate of the  prospective  transferee).  If such transfer occurs and such foreign  Certificateholder  becomes  subject to such United States federal  withholding  taxes,  any such taxes will be withheld by the  Indenture  Trustee at the  direction  of the Tax Matters  Partner.  Each  Certificateholder  unable to  establish  its non-foreign  status shall submit to the  Certificate  Paying  Agent a copy of its Form  W-8-BEN or such  successor  form as required by then-applicable  regulations  and shall  resubmit  such form every three years or with such  frequency  as required by  then-applicable regulations.

         No transfer,  sale,  pledge or other  disposition of a Certificate  shall be made unless such transfer,  sale, pledge or other disposition is exempt from the  registration  requirements of the Securities Act and any applicable state securities laws or is made in accordance  with the  Securities  Act and such  state  laws.  In the  event of any such  transfer,  the  Certificate  Registrar  or the
Depositor shall prior to such transfer require the transferee to execute (A) either (i) (a) an investment  letter in substantially  the form  attached  hereto as  Exhibit C (or in such form and  substance  reasonably  satisfactory  to the  Certificate  Registrar  and the
Depositor) which investment letters shall not be an expense of the Trust, the Owner Trustee,  the Certificate  Registrar,  the Servicer
or the Depositor  and which  investment  letter states that,  among other things,  such  transferee  (a) is a "qualified  institutional buyer" as defined  under Rule 144A,  acting for its own account or the accounts of other  "qualified  institutional  buyers" as defined under Rule 144A, and (b) is aware that the proposed  transferor  intends to rely on the exemption from registration  requirements under the  Securities  Act,  provided  by Rule  144A or  (ii)(a) a  written  Opinion  of  Counsel  acceptable  to and in form  and  substance satisfactory  to the  Certificate  Registrar and the Depositor that such transfer may be made pursuant to an exemption,  describing the applicable  exemption and the basis  therefor,  from the Securities Act and such state laws or is being made pursuant to the Securities
Act and such state laws, which Opinion of Counsel shall not be an expense of the Trust, the Owner Trustee,  the Certificate  Registrar,
the Servicer or the Depositor and (b) the transferee executes a representation  letter,  substantially in the form of Exhibit D hereto, and the transferor  executes a representation  letter,  substantially  in the form of Exhibit E hereto,  each acceptable to and in form and substance  satisfactory  to the  Certificate  Registrar and the Depositor  certifying the facts  surrounding  such transfer,  which representation  letters  shall not be an expense of the Trust,  the Owner  Trustee,  the  Certificate  Registrar,  the  Servicer or the
Depositor and (B) the  Certificate of Non-Foreign  Status (in substantially the form attached hereto as Exhibit F) acceptable to and in form and substance reasonably  satisfactory to the Certificate  Registrar and the Depositor,  which certificate shall not be an expense of the Trust,  the Owner  Trustee,  the  Certificate  Registrar  or the  Depositor.  If such  Certificateholder  is unable to provide a
Certificate  of  Non-Foreign  Status,  such  Certificateholder  must  provide  an Opinion of  Counsel  as  described  in the  preceding paragraph.  The  Certificateholder  desiring to effect such transfer shall,  and does hereby agree to,  indemnify the Trust,  the Owner
Trustee,  the  Certificate  Registrar,  the Servicer , the  Enhancer and the  Depositor  against any  liability  that may result if the transfer is not so exempt or is not made in accordance  with such federal and state laws. No transfer of  Certificates  or any interest therein shall be made to any Plan, any Person acting,  directly or indirectly,  on behalf of any such Plan or any Person acquiring such
Certificates  with Plan Assets unless the Depositor,  the Owner Trustee,  the Certificate  Registrar and the Servicer are provided with an Opinion of Counsel that  establishes to the  satisfaction of the Depositor,  the Owner Trustee,  the  Certificate  Registrar and the
Servicer that the purchase of  Certificates  is  permissible  under  applicable  law, will not  constitute or result in any  prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Depositor,  the Owner Trustee,  the Certificate  Registrar
or the Servicer to any  obligation  or liability  (including  obligations  or  liabilities  under ERISA or Section 4975 of the Code) in addition to those  undertaken in this Trust  Agreement,  which Opinion of Counsel shall not be an expense of the  Depositor,  the Owner
Trustee,  the  Certificate  Registrar or the  Servicer.  In lieu of such Opinion of Counsel,  a Plan,  any Person  acting,  directly or indirectly,  on  behalf  of any such  Plan or any  Person  acquiring  such  Certificates  with  Plan  Assets  of a Plan may  provide  a certification in the form of Exhibit G to this Trust Agreement,  which the Depositor,  the Owner Trustee, the Certificate Registrar and
the  Servicer  may rely upon  without  further  inquiry or  investigation.  Neither an Opinion of Counsel nor a  certification  will be required in connection  with the initial  transfer of any such  Certificate by the Depositor to an Affiliate of the Depositor (in which case, the Depositor or any such Affiliate shall be deemed to have  represented  that such Affiliate is not a Plan or a Person investing
Plan Assets of any Plan) and the Owner Trustee shall be entitled to conclusively  rely upon a representation  (which,  upon the request of the Owner Trustee,  shall be a written  representation)  from the Depositor of the status of such  transferee as an Affiliate of the
Depositor.

         In addition,  no transfer of a Certificate  shall be permitted,  and no such transfer  shall be registered by the  Certificate
Registrar  or be effective  hereunder,  unless  evidenced  by an Opinion of Counsel  addressed  to the  Certificate  Registrar  and the
Enhancer that  establishes  that such  transfer or the  registration  of such transfer  would not cause the Trust to be classified as a publicly  traded  partnership,  by having  more than 100  Certificateholders  at any time  during the  taxable  year of the  Trust,  an association  taxable as a  corporation,  a corporation  or a taxable  mortgage pool for federal and relevant state income tax purposes, which Opinion of Counsel shall not be an expense of the Certificate  Registrar and shall be an expense of the proposed  transferee.  No
Opinion of Counsel will be required if such transfer is made to a nominee of an existing beneficial holder of a Certificate.

         In addition,  no transfer,  sale,  assignment,  pledge or other disposition of a Certificate shall be made unless the proposed transferee  executes a representation  letter  substantially in the form of Exhibit H hereto, that (1) the transferee is acquiring such
Certificate  for its own  behalf  and is not  acting as agent or  custodian  for any other  Person  or entity in  connection  with such acquisition  and (2) if the  transferee  is a  partnership,  grantor  trust or S  corporation  for  federal  income tax  purposes,  the
Certificates acquired are not more than 50% of the assets of the partnership, grantor trust or S corporation.

Section 3.06.     Mutilated,  Destroyed,  Lost or Stolen  Certificates.  If (a) any mutilated  Certificate  shall be surrendered to the
Certificate  Registrar,  or if the Certificate  Registrar shall receive evidence to its satisfaction of the destruction,  loss or theft of any Certificate  and (b) there shall be delivered to the  Certificate  Registrar and the Owner Trustee such security or indemnity as may be required by them to save each of them and the Issuer from harm,  then in the absence of notice to the  Certificate  Registrar or the Owner  Trustee that such  Certificate  has been acquired by a bona fide  purchaser,  the Owner Trustee on behalf of the Trust shall execute and the Owner Trustee or the Certificate  Paying Agent, as the Trust's  authenticating  agent,  shall authenticate and deliver, in  exchange  for or in lieu of any such  mutilated,  destroyed,  lost or  stolen  Certificate,  a new  Certificate  of like  tenor and denomination.  In connection  with the issuance of any new  Certificate  under this Section 3.06, the Owner Trustee or the  Certificate
Registrar may require the payment of a sum sufficient to cover any tax or other  governmental  charge that may be imposed in connection therewith.  Any duplicate  Certificate  issued pursuant to this Section 3.06 shall constitute  conclusive  evidence of ownership in the
Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

Section 3.07.     Persons Deemed  Certificateholders.  Prior to due  presentation  of a Certificate for  registration of transfer,  the
Owner  Trustee,  the  Certificate  Registrar  or any  Certificate  Paying Agent may treat the Person in whose name any  Certificate  is registered  in the  Certificate  Register as the owner of such  Certificate  for the  purpose of  receiving  distributions  pursuant to
Section 5.02 and for all other purposes whatsoever,  and none of the Trust, the Owner Trustee, the Certificate  Registrar or any Paying
Agent shall be bound by any notice to the contrary.

Section 3.08.     Access to List of  Certificateholders'  Names and Addresses.  The Certificate  Registrar shall furnish or cause to be furnished  to the  Depositor or the Owner  Trustee,  within 15 days after  receipt by the  Certificate  Registrar of a written  request therefor from the Depositor or the Owner Trustee,  a list, in such form as the Depositor or the Owner Trustee,  as the case may be, may reasonably  require,  of the  names and  addresses  of the  Certificateholders  as of the most  recent  Record  Date.  If three or more
Certificateholders,  or one or more  Certificateholders  evidencing  not less than 25% of the  Certificate  Percentage  Interest of any
Class,  apply in writing to the Owner Trustee or the Certificate  Registrar,  and such application states that the applicants desire to communicate  with other  Certificateholders,  with  respect to their rights under this  Agreement  or under the  Certificates  and such application is accompanied  by a copy of the  communication  that such  applicants  propose to transmit,  then the Owner Trustee shall, within five (5) Business Days after the receipt of such  application,  afford such  applicants  access during normal  business hours to the current list of  Certificateholders.  Each  Certificateholder,  by  receiving  and holding a  Certificate,  shall be deemed to have agreed not to hold any of the Trust,  the  Depositor,  the  Certificate  Registrar or the Owner  Trustee  accountable  by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

Section 3.09.     Maintenance of Office or Agency.  The Owner Trustee,  on behalf of the Trust,  shall maintain in The City of New York an office or offices or agency or agencies where  Certificates  may be surrendered  for  registration of transfer or exchange and where notices  and demands to or upon the Owner  Trustee in respect of the  Certificates  and the Basic  Documents  may be served.  The Owner
Trustee  initially  designates the  [_________]of  the Indenture  Trustee (or such other office as the Indenture Trustee may specify to the Owner  Trustee)  as its office for such  purposes.  The Owner  Trustee  shall give  prompt  written  notice to the  Depositor,  the
Certificateholders and the Enhancer of any change in the location of the Certificate Register or any such office or agency.

Section 3.10.     Certificate Paying Agent.

(a)      The Certificate Paying Agent shall make  distributions to  Certificateholders  from the Distribution  Account on behalf of the
Trust in accordance with the provisions of the  Certificates and Section 5.01 hereof from payments  remitted to the Certificate  Paying
Agent by the  Indenture  Trustee  pursuant to Section  3.05 of the  Indenture.  The Trust  hereby  appoints  the  Indenture  Trustee as
Certificate Paying Agent.  The Certificate Paying Agent shall:

(i)      hold all sums held by it for the  payment of amounts  due with  respect to the  Certificates  in trust for the  benefit of the
Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

(ii)     give the Owner  Trustee  notice of any  default by the Trust of which it has  actual  knowledge  in the making of any  payment required to be made with respect to the Certificates;

(iii)    at any time during the continuance of any such default,  upon the written  request of the Owner Trustee,  forthwith pay to the
Owner Trustee on behalf of the Trust all sums so held in trust by such Certificate Paying Agent;

(iv)     immediately  resign as  Certificate  Paying Agent and  forthwith pay to the Owner Trustee on behalf of the Trust all sums held by it in trust for the payment of  Certificates  if at any time it ceases to meet the standards  required to be met by the  Certificate
Paying Agent at the time of its appointment;

(v)      comply with all  requirements of the Code with respect to the withholding  from any payments made by it on any Certificates of any applicable  withholding taxes imposed thereon and with respect to any applicable  reporting  requirements in connection  therewith;
and

(vi)     deliver to the Owner  Trustee a copy of the report to  Certificateholders  prepared  with  respect to each Payment Date by the
Servicer pursuant to Section 4.01 of the Servicing Agreement.

(b)      The Trust may  revoke  such  power and  remove  the  Certificate  Paying  Agent if the Owner  Trustee  determines  in its sole discretion  that the Certificate  Paying Agent shall have failed to perform its obligations  under this Trust Agreement in any material respect.  The Indenture  Trustee  shall be permitted to resign as  Certificate  Paying Agent upon 30 days' written  notice to the Owner
Trustee and the  Enhancer;  provided the Indenture  Trustee is also  resigning as Paying Agent under the Indenture at such time. In the event that the Indenture  Trustee  shall no longer be the  Certificate  Paying Agent under this Trust  Agreement and Paying Agent under the  Indenture,  the Owner  Trustee  shall  appoint a successor  to act as  Certificate  Paying  Agent  (which shall be a bank or trust company)  and which shall also be the  successor  Paying  Agent  under the  Indenture.  The Owner  Trustee  shall cause such  successor
Certificate  Paying  Agent or any  additional  Certificate  Paying Agent  appointed by the Owner  Trustee to execute and deliver to the
Owner  Trustee  an  instrument  to the effect  set forth in this  Section  3.10 as it relates  to the  Certificate  Paying  Agent.  The
Certificate  Paying  Agent  shall  return  all  unclaimed  funds to the Trust and upon  removal  of a  Certificate  Paying  Agent  such
Certificate  Paying Agent shall also return all funds in its possession to the Trust.  The  provisions of Sections 6.01,  6.04 and 7.01 shall apply to the  Certificate  Paying  Agent to the extent  applicable.  Any  reference in this Trust  Agreement  to the  Certificate
Paying Agent shall include any co-paying agent unless the context requires otherwise.

(c)      The  Certificate  Paying Agent shall  establish and maintain  with itself the  Distribution  Account in which the  Certificate
Paying Agent shall deposit,  on the same day as it is received from the Indenture Trustee,  each remittance received by the Certificate
Paying  Agent with  respect to payments  made  pursuant  to the  Indenture.  Pending  any such  distribution,  funds  deposited  in the
Distribution  Account on a Payment Date and not  distributed  to the  Certificateholders  on such Payment Date shall be invested by the
Certificate  Paying  Agent in Permitted  Investments  selected by the Servicer (or if no selection is made by the Servicer in Permitted
Investments  described in clause (v) of the definition  thereof)  maturing no later than the Business Day preceding the next succeeding
Payment Date (except that any  investment in the  institution  with which the  Distribution  Account is  maintained  may mature on such
Payment  Date and shall not be sold or  disposed  of prior to the  maturity).  All  investment  income  earned in  respect  of funds on deposit in the  Distribution  Account  shall be credited to the  Distribution  Account.  The  Certificate  Paying  Agent shall make all distributions  on the  Certificates  as provided in Section 3.05 of the  Indenture  and Section  5.01(a) of this Trust  Agreement  from moneys on deposit in the Distribution Account.

Section 3.11.     Cooperation.  The Owner  Trustee  shall  cooperate in all respects  with any  reasonable  request by the Enhancer for action to preserve or enforce the  Enhancer's  rights or interest  under this Trust  Agreement or the Insurance  Agreement,  consistent with this Trust  Agreement and without  limiting the rights of the  Certificateholders  as otherwise  expressly set forth in this Trust
Agreement.

Section 3.12.     Intentionally Omitted.

Section 3.13.     Subordination.  Except as otherwise  provided in the Basic  Documents,  for so long as any Notes are  outstanding  or unpaid, the  Certificateholders  will generally be subordinated in right of payment,  under the Certificates or otherwise,  to payments to the  Noteholders  under,  or otherwise  related to, the Indenture.  If an Event of Default has occurred and is continuing  under the
Indenture,  the Certificates  will be fully  subordinated to obligations  owing by the Trust to the Noteholders and the Enhancer under, or otherwise related to, the Indenture,  and no distributions  will be made on the Certificates until the Noteholders and the Indenture
Trustee and the Enhancer have been irrevocably paid in full.

Section 3.14.     No Priority  Among  Certificates.  All  Certificateholders  shall rank equally as to amounts  distributable  upon the liquidation,  dissolution or winding up of the Trust, with no preference or priority being afforded to any Certificateholders  over any other Certificateholders.

                                                               ARTICLE IV

                                                 Authority and Duties of Owner Trustee

Section 4.01.     General  Authority.  The Owner Trustee is authorized and directed to execute and deliver the Basic Documents to which the Trust is to be a party and each  certificate or other document  attached as an exhibit to or contemplated by the Basic Documents to which the Trust is to be a party,  as well as any  certificate  that  supports the factual  assumptions  made in any Opinion of Counsel delivered on the Closing Date, and any amendment or other agreement or instrument  described  herein, in each case, in such form as the
Owner Trustee shall approve,  as evidenced  conclusively by the Owner Trustee's  execution thereof.  In addition to the foregoing,  the
Owner Trustee is obligated to take all actions required of the Trust pursuant to the Basic Documents.

Section 4.02.     General  Duties.  The Owner Trustee shall be  responsible to administer the Trust pursuant to the terms of this Trust
Agreement  and the other Basic  Documents to which the Trust is a party and in the interest of the  Certificateholders,  subject to the
Basic Documents and in accordance with the provisions of this Trust Agreement.

Section 4.03.     Action upon Instruction.

(a)      Subject  to this  Article  IV and  Section  10.13 of this  Trust  Agreement  and in  accordance  with the  terms of the  Basic
Documents,  the  Certificateholders  may by written instruction direct the Owner Trustee in the management of the Trust. Such direction may be exercised at any time by written instruction of the Certificateholders pursuant to this Article IV.

(b)      Notwithstanding  the  foregoing,  the Owner  Trustee  shall not be  required to take any action  hereunder  or under any Basic
Document if the Owner Trustee shall have reasonably  determined,  or shall have been advised by counsel,  that such action is likely to result in  liability  on the part of the Owner  Trustee  or is  contrary  to the terms  hereof  or of any other  Basic  Document  or is otherwise contrary to law.

(c)      Whenever the Owner Trustee is unable to decide  between  alternative  courses of action  permitted or required by the terms of this Trust Agreement or under any other Basic  Document,  or in the event that the Owner Trustee is unsure as to the application of any provision of this Trust  Agreement or any other Basic  Document or any such  provision  is ambiguous as to its  application,  or is, or appears to be, in conflict with any other applicable  provision,  or in the event that this Trust Agreement  permits any  determination by the Owner  Trustee or is silent or is  incomplete as to the course of action that the Owner Trustee is required to take with respect to a  particular  set of  facts,  the Owner  Trustee  shall  promptly  give  notice  (in such  form as shall be  appropriate  under the circumstances)  to the  Certificateholders  (with a copy to the  Enhancer)  requesting  instruction  as to the  course  of action to be adopted,  and to the  extent  the  Owner  Trustee  acts in good  faith  in  accordance  with any  written  instructions  received  from
Certificateholders  of  Certificates  representing  a  majority  of the  aggregate  Certificate  Percentage  Interest  of each Class of
Certificates,  the Owner  Trustee  shall not be liable on account of such action to any  Person.  If the Owner  Trustee  shall not have received  appropriate  instruction  within 10 days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be  necessary  under the  circumstances)  it may, but shall be under no duty to, take or refrain from taking such action not  inconsistent  with this Trust Agreement or the other Basic  Documents,  as it shall deem to be in the best interests of the
Certificateholders, and the Owner Trustee shall have no liability to any Person for such action or inaction.

Section 4.04.     No Duties Except as Specified  under  Specified  Documents or in  Instructions.  The Owner Trustee shall not have any duty or obligation to manage,  make any payment with respect to, register,  record,  sell, dispose of, or otherwise deal with the Trust
Estate,  or to otherwise  take or refrain from taking any action under,  or in connection  with,  any document  contemplated  hereby to which the Owner  Trustee is a party,  except as  expressly  provided (i) in  accordance  with the powers  granted to and the  authority conferred  upon the  Owner  Trustee  pursuant  to this  Trust  Agreement,  (ii) in  accordance  with the Basic  Documents  and (iii) in accordance  with any  document or  instruction  delivered  to the Owner  Trustee  pursuant to Section  4.03;  and no implied  duties or obligations  shall be read into this Trust  Agreement or any other Basic Document  against the Owner  Trustee.  The Owner Trustee shall have no responsibility  for filing any financing or continuation  statement in any public office at any time or to otherwise perfect or maintain the  perfection of any security  interest or lien granted to it hereunder or to prepare or file any filing with the Commission for the Trust or to record this Trust Agreement or any other Basic  Document.  The Owner Trustee  nevertheless  agrees that it will, at its own cost and expense,  promptly  take all action as may be  necessary  to discharge  any liens on any part of the Trust Estate that result from actions by, or claims against,  the Owner Trustee that are not related to the ownership or the  administration of the Trust
Estate.

Section 4.05.     Restrictions.

(a)      The Owner  Trustee  shall not take any action (i) that is  inconsistent  with the  purposes  of the Trust set forth in Section
2.03 or (ii) that,  to the  actual  knowledge  of the Owner  Trustee,  would  cause the Trust to be  treated  as an  association  (or a publicly-traded  partnership)  taxable as a corporation or a taxable mortgage pool for federal income tax purposes at any time that any of the Notes or Certificates  are outstanding or any obligations are due and owing to the Enhancer under the Insurance  Agreement.  The
Certificateholders shall not direct the Owner Trustee to take action that would violate the provisions of this Section 4.05.

(b)      The Owner  Trustee  shall not convey or transfer any of the Trust's  properties  or assets,  including  those  included in the
Trust Estate,  to any person unless (i) it shall have received an Opinion of Counsel to the effect that such  transaction will not have any material adverse tax consequence to the Trust or any  Certificateholder  and (ii) such conveyance or transfer shall not violate the provisions of Section 3.16(b) of the Indenture.

Section 4.06.     Prior Notice to  Certificateholders  and the Enhancer with Respect to Certain Matters.  With respect to the following matters,  the Owner Trustee shall not take action  unless,  at least 30 days before the taking of such action,  the Owner Trustee shall have notified the  Certificateholders  and the Enhancer in writing of the proposed  action and the Enhancer and the  Certificateholders of Certificates  representing a majority of the aggregate Certificate  Percentage Interest shall not have notified the Owner Trustee in writing prior to the 30th day after such notice is given that such  Certificateholders  have withheld  consent or provided  alternative direction:

(a)      the  initiation  of any  Proceeding  by the Trust  (except  Proceedings  brought in  connection  with the  collection  of cash distributions  due and owing under the Mortgage  Loans) and the  compromise of any  Proceeding  brought by or against the Trust (except with respect to the aforementioned Proceedings for collection of cash distributions due and owing under the Mortgage Loans);

(b)      the election by the Trust to file an  amendment to the  Certificate  of Trust  (unless such  amendment is required to be filed under the Statutory Trust Statute);

(c)      the amendment of any of the Basic Documents in circumstances where the consent of any Noteholder is required;

(d)      the  amendment of any of the Basic  Documents in  circumstances  where the consent of any  Noteholder is not required and such amendment materially and adversely affects the interest of the Certificateholders;

(e)      the  appointment  pursuant to the Indenture of a successor Note  Registrar,  Paying Agent or Indenture  Trustee or pursuant to this Trust  Agreement of a successor  Certificate  Registrar or  Certificate  Paying Agent or the consent to the assignment by the Note
Registrar,  Paying Agent,  Indenture Trustee,  Certificate Registrar or Certificate Paying Agent of its obligations under the Indenture or this Trust Agreement, as applicable.

Section 4.07.     Action by  Certificateholders  with Respect to Certain  Matters.  The Owner Trustee shall not have the power,  except upon the written  direction of  Certificateholders  of  Certificates  evidencing not less than a majority of the aggregate  Certificate
Percentage  Interest  of each Class of  Certificates,  and with the  consent of the  Enhancer,  to (a)  remove the  Servicer  under the
Servicing  Agreement  pursuant to Section 7.01 thereof or (b) except as expressly  provided in the Basic  Documents,  sell the Mortgage
Loans after the termination of the Indenture.

Section 4.08.     Action by  Certificateholders  with Respect to  Bankruptcy.  The Owner Trustee shall not have the power to commence a voluntary Proceeding in bankruptcy relating to the Trust without the unanimous prior approval of all  Certificateholders,  and with the consent of the Enhancer,  and the delivery to the Owner Trustee by each such  Certificateholder  of a certificate  certifying that such
Certificateholder reasonably believes that the Trust is insolvent.

Section 4.09.     Restrictions on Certificateholders'  Power. The  Certificateholders  shall not direct the Owner Trustee to take or to refrain from taking any action if such action or inaction  would be contrary to any  obligation of the Trust or the Owner Trustee under this Trust  Agreement  or any of the other  Basic  Documents  or would be  contrary  to Section  2.03,  nor shall the Owner  Trustee be obligated to follow any such direction, if given.

Section 4.10.     Majority Control.  Except as expressly provided herein, any action that may be taken by the Certificateholders  under this Trust  Agreement  may be taken by the  Certificateholders  of  Certificates  evidencing  not less than a majority of the aggregate
Certificate  Percentage  Interest of the Class  specified,  if any.  Except as expressly  provided  herein,  any written  notice of the
Certificateholders  of a Class delivered  pursuant to this Trust Agreement  shall be effective if signed by the  Certificateholders  of
Certificates  evidencing  not less than a majority of the aggregate  Certificate  Percentage  Interest of such Class at the time of the delivery of such notice.

Section 4.11.     Doing  Business  in  Other  Jurisdictions.  Notwithstanding  anything  contained  herein  to  the  contrary,  neither
________________  nor the Owner  Trustee shall be required to take any action in any  jurisdiction  other than in the State of Delaware if the taking of such action will,  even after the  appointment  of a co-trustee or separate  trustee in  accordance  with Section 9.05 hereof,  (i) require the consent or approval or authorization  or order of or the giving of notice to, or the registration  with or the taking of any other  action in respect  of, any state or other  governmental  authority  or agency of any  jurisdiction  other than the
State of Delaware;  (ii) result in any fee, tax or other  governmental  charge under the laws of the State of Delaware becoming payable by ________________,  or (iii) subject  ________________ to personal  jurisdiction in any jurisdiction other than the State of Delaware for causes of action arising from acts unrelated to the consummation of the transactions by  ________________  or the Owner Trustee, as the case may be, contemplated hereby.

Section 4.12.     Removal  of  Mortgage  Loans.  Certificateholders  holding  100%  of  the  Certificate  Percentage  Interests  of the
Certificates  may, by delivering a written  request to the Owner Trustee to such effect,  cause the removal of Mortgage  Loans from the
Trust Estate in accordance with the provisions of Section 3.15(c) of the Servicing  Agreement.  Promptly  following receipt of any such request,  the Owner  Trustee  shall  deliver to the  Servicer the written  notice and request  required to be delivered to the Servicer pursuant to Section  3.15(c) of the Servicing  Agreement.  Any Mortgage Loans removed from the Trust Estate pursuant to Section 3.15(c)
of the Servicing  Agreement  shall be property of the Issuer and, upon the written  request of the  Certificateholders  holding 100% of the Certificate  Percentage Interests of the Certificates,  be released to the  Certificateholders as a dividend and in accordance with the written instructions of such Certificateholders.

                                                               ARTICLE V

                                                      Application of Trust Funds

Section 5.01.     Distributions.

(a)      On each Payment  Date  occurring  in the months of March,  June,  September  and  December,  on any date on which the Trust is terminated  pursuant to Section  8.01,  and on each other  Payment Date for which the  Certificate  Paying  Agent has received  written notice  from the  Certificateholders  by the  Determination  Date  relating to such  Payment  Date  requesting  funds on deposit in the
Distribution Account to be distributed,  the Certificate Paying Agent shall distribute to the  Certificateholders  all funds on deposit in the Distribution  Account and available  therefor as provided in Section 3.05 of the Indenture.  All distributions  made pursuant to this Section to any Certificates shall be distributed to the  Certificateholders  pro rata based on the respective Percentage Interests thereof.

(b)      In the event that any  withholding  tax is imposed on the  distributions  (or  allocations of income) to a  Certificateholder, such tax shall  reduce the amount  otherwise  distributable  to such  Certificateholder  in  accordance  with this  Section  5.01.  The
Certificate  Paying Agent is hereby authorized and directed to retain or cause to be retained from amounts  otherwise  distributable to the  Certificateholders  sufficient  funds for the payment of any tax that is legally owed by the Trust (but such  authorization  shall not prevent the Owner  Trustee  from  contesting  any such tax in  appropriate  Proceedings,  and  withholding  payment of such tax, if permitted  by  law,  pending  the  outcome  of such  Proceedings).  The  amount  of any  withholding  tax  imposed  with  respect  to a
Certificateholder  shall be treated as cash distributed to such  Certificateholder at the time it is withheld by the Certificate Paying
Agent and remitted to the appropriate  taxing  authority.  If there is a possibility  that withholding tax is payable with respect to a distribution  (such as a  distribution  to a non-U.S.  Certificateholder),  the  Certificate  Paying  Agent may in its sole  discretion withhold such amounts in accordance with this paragraph (b).

(c)      Distributions to Certificateholders shall be subordinated to the creditors of the Trust, including the Noteholders.

Section 5.02.     Method of  Payment.  Subject to Section  8.01(c),  distributions  required  to be made to  Certificateholders  on any
Payment  Date as  provided  in Section  5.01 shall be made to each  Certificateholder  of record on the  preceding  Record Date by wire transfer,  in  immediately  available  funds,  to the account of each  Certificateholder  at a bank or other entity having  appropriate facilities therefor,  if such  Certificateholder  shall have provided to the Certificate  Registrar appropriate written instructions at least five  Business  Days prior to such  Payment  Date or, if not, by check or money  order  mailed to such  Certificateholder  at the address of such Certificateholder appearing in the Certificate Register.

Section 5.03.     Signature on Returns. The Servicer,  as the Tax Matters Partner or the agent for the Tax Matters Partner,  shall sign on behalf of the Trust the tax returns, if any, of the Trust.

Section 5.04.     Statements to  Certificateholders.  On each Payment Date, the  Certificate  Paying Agent shall make available to each
Certificateholder  the statement or statements  provided to the Owner Trustee and the Certificate Paying Agent by the Servicer pursuant to Section 4.01 of the Servicing Agreement with respect to such Payment Date.

Section 5.05.     Tax  Reporting.  So long as the Depositor or any Affiliate of the Depositor  owns 100% of the  Certificates,  then no separate  federal and state income tax returns and  information  returns or statements  will be filed with respect to the Trust. If the
Servicer is no longer the sole  Certificateholder,  the subsequent  holders of the  Certificates by their  acceptance of a Certificate, agree to appoint the Servicer as their agent and the  Servicer,  as agent for such holders,  agrees to perform all duties  necessary to comply with federal and state income tax laws.

         Any  Certificateholder  that holds 100% of the  Certificates  agrees by its purchase of 100% of the  Certificates to treat the
Trust Estate as assets of a single  person or entity  wholly owned by such  Certificateholder  for purposes of federal and state income tax,  franchise tax and any other tax measured in whole or in part by income,  with the assets of the single person or entity being the assets held by the Trust, and the Notes being treated as debt of the Trust.

                                                               ARTICLE VI

                                                     Concerning the Owner Trustee

Section 6.01.     Acceptance  of Trusts and  Duties.  The Owner  Trustee  accepts the trusts  hereby  created and agrees to perform its duties hereunder with respect to such trusts,  but only upon the terms of this Trust  Agreement.  The Owner Trustee and the Certificate
Paying Agent also agree to disburse all moneys  actually  received by it  constituting  part of the Trust Estate upon the terms of this
Trust Agreement and the other Basic  Documents.  The Owner Trustee shall not be answerable or accountable  hereunder or under any Basic
Document under any  circumstances,  except (i) for its own willful  misconduct,  negligence or bad faith or negligent failure to act or
(ii) in the case of the  inaccuracy of any  representation  or warranty  contained in Section 6.03 expressly made by the Owner Trustee.
In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):

(a)      no provision of this Trust  Agreement or any other Basic  Document  shall require the Owner Trustee to expend or risk funds or otherwise incur any financial  liability in the performance of any of its rights,  duties or powers  hereunder or under any other Basic
Document if the Owner Trustee shall have reasonable  grounds for believing that repayment of such funds or adequate  indemnity  against such risk or liability is not reasonably assured or provided to it;

(b)      under no  circumstances  shall the Owner  Trustee be liable for  indebtedness  evidenced by or arising  under any of the Basic
Documents, including the principal of and interest on the Notes;

(c)      the Owner Trustee shall not be responsible  for or in respect of the validity or  sufficiency  of this Trust  Agreement or for the due execution  hereof by the Depositor for the form,  character,  genuineness,  sufficiency,  value or validity of any of the Trust
Estate,  or for or in respect of the validity or  sufficiency  of the Basic  Documents,  the Notes,  the  Certificates,  other than the certificate of authentication  on the Certificates,  if executed by the Owner Trustee and the Owner Trustee shall in no event assume or incur any liability,  duty, or obligation to any Noteholder or to any  Certificateholder,  other than as expressly  provided for herein or in the other Basic Documents;

(d)      the execution,  delivery,  authentication  and  performance by the Owner Trustee of this Trust  Agreement will not require the authorization,  consent or approval  of, the giving of notice to, the filing or  registration  with,  or the taking of any other action with respect to, any governmental authority or agency;

(e)      the Owner  Trustee  shall not be liable for the default or  misconduct  of the  Depositor,  Indenture  Trustee or the Servicer
under any of the Basic  Documents or otherwise and the Owner  Trustee shall have no obligation or liability to perform the  obligations of the Trust under this Trust Agreement or the other Basic  Documents that are required to be performed by the Indenture  Trustee under the Indenture or the Sellers under the Purchase Agreement; and

(f)      the Owner  Trustee  shall be under no  obligation  to exercise any of the rights or powers  vested in it or duties  imposed by this Trust  Agreement,  or to institute,  conduct or defend any  litigation  under this Trust  Agreement or otherwise or in relation to this Trust  Agreement or any other Basic Document,  at the request,  order or direction of any of the  Certificateholders,  unless such
Certificateholders  have  offered to the Owner  Trustee  security  or  indemnity  satisfactory  to it against the costs,  expenses  and liabilities  that may be  incurred  by the  Owner  Trustee  therein  or  thereby.  The  right  of the  Owner  Trustee  to  perform  any discretionary  act  enumerated in this Trust  Agreement or in any other Basic  Document shall not be construed as a duty, and the Owner
Trustee shall not be answerable for other than its negligence, bad faith or willful misconduct in the performance of any such act.

Section 6.02.     Furnishing of Documents.  The Owner Trustee shall furnish to the  Securityholders  promptly upon receipt of a written reasonable request therefor,  duplicates or copies of all reports, notices, requests, demands,  certificates,  financial statements and any other instruments furnished to the Trust under the Basic Documents.

Section 6.03.     Representations  and Warranties.  The Owner Trustee hereby represents and warrants to the Depositor,  for the benefit of the Certificateholders, that:

(a)      It is a banking  corporation  duly  organized and validly  existing in good standing  under the laws of the State of Delaware.
It has all requisite corporate power and authority to execute, deliver and perform its obligations under this Trust Agreement;

(b)      It has taken all corporate action  necessary to authorize the execution and delivery by it of this Trust  Agreement,  and this
Trust  Agreement  will be executed  and  delivered  by one of its  officers  who is duly  authorized  to execute and deliver this Trust
Agreement on its behalf;

(c)      Neither  the  execution  nor the  delivery  by it of this Trust  Agreement,  nor the  consummation  by it of the  transactions contemplated  hereby nor  compliance  by it with any of the terms or  provisions  hereof will  contravene  any federal or Delaware law, governmental  rule or regulation  governing the banking or trust powers of the Owner Trustee or any judgment or order binding on it, or constitute any default under its charter  documents or bylaws or any indenture,  mortgage,  contract,  agreement or instrument to which it is a party or by which any of its properties may be bound;

(d)      This Trust Agreement, assuming due authorization,  execution and delivery by the Owner Trustee and the Depositor,  constitutes a valid,  legal and binding  obligation of the Owner  Trustee,  enforceable  against it in accordance  with the terms hereof subject to applicable bankruptcy, insolvency,  reorganization,  moratorium and other laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

(e)      The Owner  Trustee is not in default  with respect to any order or decree of any court or any order,  regulation  or demand of any federal,  state,  municipal or  governmental  agency,  which default might have  consequences  that would  materially and adversely affect the condition  (financial or other) or operations of the Owner Trustee or its properties or might have  consequences  that would materially adversely affect its performance hereunder; and

(f)      No litigation is pending or, to the best of the Owner Trustee's  knowledge,  threatened  against the Owner Trustee which would prohibit its entering into this Trust Agreement or performing its obligations under this Trust Agreement.

Section 6.04.     Reliance; Advice of Counsel.

(a)      The Owner Trustee shall incur no liability to anyone in acting upon any signature,  instrument,  notice, resolution,  request, consent,  order,  certificate,  report, opinion, bond, or other document or paper believed by it to be genuine and believed by it to be signed by the proper  party or parties.  The Owner  Trustee may accept a certified  copy of a  resolution  of the board of directors or other  governing body of any corporate  party as conclusive  evidence that such  resolution has been duly adopted by such body and that the same is in full force and effect.  As to any fact or matter the method of  determination  of which is not  specifically  prescribed herein,  the Owner Trustee may for all purposes  hereof rely on a certificate,  signed by the president or any vice president or by the treasurer or other  authorized  officers of the relevant party, as to such fact or matter and such  certificate  shall  constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

(b)      In the exercise or  administration  of the Trust  hereunder and in the  performance of its duties and  obligations  under this
Trust Agreement or the other Basic Documents,  the Owner Trustee (i) may act directly or through its agents,  attorneys,  custodians or nominees  (including  persons  acting under a power of attorney)  pursuant to agreements  entered into with any of them,  and the Owner
Trustee shall not be liable for the conduct or misconduct of such agents,  attorneys,  custodians or nominees (including persons acting under a power of attorney) if such persons have been  selected by the Owner  Trustee with  reasonable  care,  and (ii) may consult with counsel,  accountants  and other skilled  persons to be selected with  reasonable  care and employed by it at the expense of the Trust.
The Owner Trustee  shall not be liable for anything  done,  suffered or omitted in good faith by it in  accordance  with the opinion or advice of any such counsel, accountants or other such Persons and not contrary to this Trust Agreement or any other Basic Document.

Section 6.05.     Not Acting in Individual  Capacity.  Except as provided in this Article VI, in accepting  the trusts  hereby  created
________________  acts solely as Owner Trustee hereunder and not in its individual  capacity,  and all Persons having any claim against the Owner Trustee by reason of the  transactions  contemplated  by this Trust  Agreement or any other Basic Document shall look only to the Trust Estate for payment or satisfaction thereof.

Section 6.06.     Owner  Trustee  Not  Liable  for  Certificates  or  Related  Documents.  The  recitals  contained  herein  and in the
Certificates  (other than the signatures of the Owner Trustee on the  Certificates)  shall be taken as the statements of the Depositor, and the Owner Trustee assumes no  responsibility  for the correctness  thereof.  The Owner Trustee makes no  representations  as to the validity or sufficiency of this Trust Agreement,  of any other Basic Document or of the Certificates  (other than the signatures of the
Owner  Trustee  on the  Certificates)  or the  Notes,  or of any  Related  Documents.  The  Owner  Trustee  shall  at no time  have any responsibility  or  liability  with  respect to the  sufficiency  of the Trust  Estate or its  ability to generate  the  payments to be distributed to Certificateholders  under this Trust Agreement or the Noteholders under the Indenture,  including, the compliance by the
Depositor or the Sellers with any warranty or  representation  made under any Basic Document or in any related document or the accuracy of any such warranty or  representation,  or any action of the Certificate  Paying Agent,  the  Certificate  Registrar or the Indenture
Trustee taken in the name of the Owner Trustee.

Section 6.07.     Owner Trustee May Own  Certificates  and Notes.  The Owner Trustee in its individual or any other capacity may become the owner or pledgee of  Certificates  or Notes and may deal with the  Depositor,  the  Sellers,  the  Certificate  Paying  Agent,  the
Certificate Registrar and the Indenture Trustee in transactions with the same rights as it would have if it were not Owner Trustee.

                                                              ARTICLE VII

                                                     Compensation of Owner Trustee

Section 7.01.     Owner Trustee's Fees and Expenses.  The Owner Trustee shall receive as compensation  for its services  hereunder such fees as have been  separately  agreed upon before the date hereof in accordance with Section 6.06 of the Servicing  Agreement,  and the
Owner Trustee shall be reimbursed for its reasonable  expenses hereunder and under the other Basic Documents,  including the reasonable compensation,  expenses and  disbursements  of such agents,  representatives,  experts and counsel as the Owner Trustee may  reasonably employ in connection  with the exercise and  performance  of its rights and its duties  hereunder  and under the other Basic  Documents which shall be payable by the Servicer pursuant to Section 3.09 of the Servicing Agreement.

Section 7.02.     Indemnification.  The  Certificateholder  of the  majority  of the  Percentage  Interest  of the  Certificates  shall indemnify,  defend  and hold  harmless  the  Owner  Trustee  and its  successors,  assigns,  agents  and  servants  (collectively,  the
"Indemnified Parties") from and against, any and all liabilities,  obligations,  losses, damages, taxes, claims, actions and suits, and any and all  reasonable  costs,  expenses  and  disbursements  (including  reasonable  legal fees and  expenses) of any kind and nature whatsoever  (collectively,  "Expenses")  which may at any time be imposed on, incurred by, or asserted against the Owner Trustee or any
Indemnified  Party in any way relating to or arising out of this Trust  Agreement,  the other Basic  Documents,  the Trust Estate,  the administration of the Trust Estate or the action or inaction of the Owner Trustee hereunder; provided, that:

(a)      such  Certificateholder  shall not be liable for or required  to  indemnify  an  Indemnified  Party from and against  Expenses arising or resulting  from the Owner  Trustee's  willful  misconduct,  negligence  or bad faith or as a result of any  inaccuracy  of a representation or warranty contained in Section 6.03 expressly made by the Owner Trustee;

(b)      with  respect to any such  claim,  the  Indemnified  Party  shall have given such  Certificateholder  written  notice  thereof promptly after the Indemnified Party shall have actual knowledge thereof;

(c)      while maintaining control over its own defense, such  Certificateholder  shall consult with the Indemnified Party in preparing such defense; and

(d)      notwithstanding  anything in this Trust Agreement to the contrary,  such Certificateholder  shall not be liable for settlement of any claim by an  Indemnified  Party  entered into without the prior  consent of such  Certificateholder,  which consent shall not be unreasonably withheld.

         The  indemnities  contained  in this  Section  shall  survive  the  resignation  or  termination  of the Owner  Trustee or the termination of this Trust  Agreement.  In the event of any Proceeding for which  indemnity may be sought pursuant to this Section 7.02, the Owner  Trustee's  choice of legal  counsel,  if other than the legal counsel  retained by the Owner Trustee in connection  with the execution  and  delivery of this Trust  Agreement,  shall be subject to the  approval of the  Certificateholder  of the majority of the
Percentage Interest of the Certificates,  which approval shall not be unreasonably  withheld.  In addition,  upon written notice to the
Owner Trustee and with the consent of the Owner Trustee,  which consent shall not be unreasonably  withheld,  the  Certificateholder of the majority of the Percentage  Interest of the Certificates  shall have the right to assume the defense of any Proceeding  against the
Owner Trustee.

                                                              ARTICLE VIII

                                                    Termination of Trust Agreement

Section 8.01.     Termination of Trust Agreement.

(a)      This Trust  Agreement  (other than this Article VIII) and the Trust shall  terminate and be of no further force or effect upon the final  distribution  of all moneys or other property or proceeds of the Trust Estate in accordance  with the terms of the Indenture and this Trust  Agreement.  The  bankruptcy,  liquidation,  dissolution,  death or  incapacity of any  Certificateholder  shall not (i)
operate to terminate this Trust Agreement or the Trust, (ii) entitle such  Certificateholder's  legal representatives or heirs to claim an  accounting  or to take any  Proceeding  in any court for a  partition  or  winding  up of all or any part of the Trust or the Trust
Estate or (iii) otherwise affect the rights, obligations and liabilities of the parties hereto.

(b)      Except as  provided  in Section  8.01(a),  neither  the  Depositor  nor any  Certificateholder  shall be entitled to revoke or terminate the Trust.

(c)      Notice of any  termination  of the Trust,  specifying  the Payment  Date on which  Certificateholders  shall  surrender  their
Certificates to the Certificate Paying Agent for payment of the final  distribution  thereon and cancellation  thereof,  shall be given by the  Certificate  Paying Agent by letter to the  Certificateholders  and the Enhancer mailed within five Business Days of receipt of notice of such  termination  from the Owner  Trustee,  stating (i) the Payment Date upon or with respect to which final  payment of the
Certificates  shall be made upon  presentation and surrender of the Certificates at the office of the Certificate  Paying Agent therein designated,  (ii) the amount of any such final payment and (iii) that the Record Date otherwise  applicable to such Payment Date is not applicable,  payments being made only upon  presentation  and surrender of the  Certificates  at the office of the  Certificate  Paying
Agent therein  specified.  The Certificate  Paying Agent shall give such notice to the Owner Trustee and the  Certificate  Registrar at
the time such notice is given to  Certificateholders.  Upon  presentation  and surrender of the  Certificates,  the Certificate  Paying
Agent shall cause to be distributed to Certificateholders amounts distributable on such Payment Date pursuant to Section 5.01.

         In the event that all of the  Certificateholders  shall not have surrendered  their  Certificates for cancellation  within six months after the date  specified in the above  mentioned  written  notice,  the  Certificate  Paying Agent shall give a second  written notice to the remaining  Certificateholders  to surrender their  Certificates for cancellation and receive the final  distribution with respect  thereto.  Subject to applicable  laws with respect to escheat of funds, if within one year following the Payment Date on which final  payment  of the  Certificates  was to have  been  made  pursuant  to  Section  3.10,  all the  Certificates  shall not have been surrendered for  cancellation,  the Certificate  Paying Agent may take  appropriate  steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders  concerning surrender of their Certificates,  and the cost thereof shall be paid out of the funds and other assets that shall remain  subject to this Trust  Agreement.  Any funds  remaining  in the  Distribution  Account after  exhaustion of such remedies shall be distributed by the  Certificate  Paying Agent to the  Certificateholder  of the majority of the Percentage Interest of the Certificates of the Class with respect to which such amounts are due.

(d)      Upon the winding up of the Trust and its  termination,  the Owner Trustee shall cause the Certificate of Trust to be cancelled by filing a  certificate  of  cancellation  with the  Secretary of State in accordance  with the  provisions of Section  3810(c) of the
Statutory Trust Statute.

                                                                ARTICLE IX

                                        Successor Owner Trustees and Additional Owner Trustees

Section 9.01.     Eligibility  Requirements  for Owner  Trustee.  The Owner Trustee shall at all times be a corporation  satisfying the provisions  of Section  3807(a) of the  Statutory  Trust  Statute;  authorized to exercise  corporate  trust powers;  having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state  authorities;  and having (or having  a parent  that  has)  long-term  debt  obligations  with a rating  of at least A by  Moody's  or  Standard  &  Poor's.  If such corporation  shall publish reports of condition at least annually  pursuant to law or to the requirements of the aforesaid  supervising or examining  authority,  then for the purpose of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined  capital and surplus as set forth in its most recent  report of condition so  published.  In case at any time the Owner
Trustee shall cease to be eligible in accordance  with the provisions of this Section 9.01, the Owner Trustee shall resign  immediately in the manner and with the effect specified in Section 9.02.

Section 9.02.     Replacement  of Owner  Trustee.  The Owner  Trustee may at any time resign and be  discharged  from the trusts hereby created by giving 30 days' prior written  notice  thereof to the Enhancer,  the Indenture  Trustee and the  Depositor.  Upon  receiving such notice of resignation,  the Indenture  Trustee shall promptly  appoint a successor Owner Trustee with the consent of the Enhancer, which  consent  shall not be  unreasonably  withheld,  by written  instrument,  in  duplicate,  one copy of which  instrument  shall be delivered to the resigning  Owner Trustee and one copy to the successor  Owner Trustee.  If no successor  Owner Trustee shall have been so appointed and have accepted  appointment within 30 days after the giving of such notice of resignation,  the resigning Owner Trustee may petition any court of competent jurisdiction for the appointment of a successor Owner Trustee.

         If at any time the Owner Trustee shall cease to be eligible in accordance  with the  provisions of Section 9.01 and shall fail to resign after written  request  therefor by the  Indenture  Trustee,  or if at any time the Owner Trustee shall be legally  unable to act, or shall be adjudged  bankrupt or  insolvent,  or a receiver of the Owner Trustee or of its property  shall be  appointed,  or any public  officer  shall take charge or control of the Owner  Trustee or of its  property  or affairs for the purpose of  rehabilitation, conservation or liquidation,  then the Indenture Trustee may, and, at the direction of the Enhancer,  shall,  remove the Owner Trustee.
If the  Indenture  Trustee shall remove the Owner Trustee under the  authority of the  immediately  preceding  sentence,  the Indenture
Trustee shall promptly appoint a successor Owner Trustee acceptable to the Enhancer by written  instrument,  in duplicate,  one copy of which  instrument  shall be delivered to the outgoing Owner Trustee so removed and one copy to the successor  Owner Trustee,  and shall pay all fees owed to the outgoing  Owner  Trustee.  If the Indenture  Trustee is unable to appoint a successor  Owner Trustee within 60 days after any such  direction,  the  Indenture  Trustee may petition  any court of competent  jurisdiction  for the  appointment  of a successor Owner Trustee.

         Any  resignation  or removal of the Owner  Trustee  and  appointment  of a  successor  Owner  Trustee  pursuant  to any of the provisions of this Section shall not become  effective  until  acceptance of  appointment  by the successor  Owner Trustee  pursuant to
Section 9.03 and payment of all fees and expenses owed to the outgoing Owner Trustee.

Section 9.03.     Successor Owner Trustee.  Any successor Owner Trustee appointed  pursuant to Section 9.02 shall execute,  acknowledge and deliver to the Indenture  Trustee and to its predecessor  Owner Trustee an instrument  accepting such appointment  under this Trust
Agreement,  and thereupon the resignation or removal of the predecessor Owner Trustee shall become effective,  and such successor Owner
Trustee,  without any further act, deed or conveyance,  shall become fully vested with all the rights,  powers,  duties and obligations of its  predecessor  under this Trust  Agreement,  with like effect as if originally  named as Owner  Trustee.  The  predecessor  Owner
Trustee shall upon payment of its fees and expenses  deliver to the successor  Owner  Trustee all documents and  statements  and monies held by it under this Trust Agreement;  and the predecessor  Owner Trustee shall execute and deliver such instruments and do such other things as may  reasonably be required for fully and certainly  vesting and  confirming in the successor  Owner Trustee all such rights, powers, duties and obligations.

         No successor  Owner Trustee shall accept  appointment  as provided in this Section 9.03 unless at the time of such  acceptance such successor Owner Trustee shall be eligible pursuant to Section 9.01.

         Upon  acceptance of appointment by a successor Owner Trustee  pursuant to this Section 9.03, the Indenture  Trustee shall mail notice thereof to all  Certificateholders,  the Indenture  Trustee,  the Noteholders  and the Rating Agencies and the Enhancer.  If the
Indenture  Trustee shall fail to mail such notice within 10 days after  acceptance of such  appointment by the successor Owner Trustee, the successor Owner Trustee shall cause such notice to be mailed at the expense of the Indenture Trustee.

Section 9.04.     Merger or  Consolidation  of Owner  Trustee.  Any Person into which the Owner  Trustee may be merged or  converted or with which it may be  consolidated,  or any Person  resulting from any merger,  conversion or  consolidation to which the Owner Trustee shall be a party, or any Person succeeding to all or substantially  all of the corporate trust business of the Owner Trustee,  shall be the successor of the Owner Trustee  hereunder,  without the execution or filing of any instrument or any further act on the part of any of the parties  hereto,  anything  herein to the contrary  notwithstanding;  provided,  that such Person shall be eligible  pursuant to
Section 9.01 and, provided, further, that the Owner Trustee shall mail notice of such merger or consolidation to the Rating Agencies.

Section 9.05.     Appointment of Co-Trustee or Separate Trustee.  Notwithstanding any other provisions of this Trust Agreement,  at any time, for the purpose of meeting any legal  requirements  of any  jurisdiction in which any part of the Trust Estate may at the time be located,  the Owner Trustee shall have the power and shall  execute and deliver all  instruments  to appoint one or more Persons to act as  co-trustee,  jointly with the Owner Trustee,  or as separate  trustee or trustees,  of all or any part of the Trust Estate,  and to vest in such  Person,  in such  capacity,  such title to the Trust or any part  thereof and,  subject to the other  provisions  of this
Section, such powers, duties,  obligations,  rights and trusts as the Owner Trustee may consider necessary or desirable.  No co-trustee or separate  trustee  under this Trust  Agreement  shall be  required to meet the terms of  eligibility  as a successor  Owner  Trustee pursuant to Section 9.01 and no notice of the appointment of any co-trustee or separate  trustee shall be required  pursuant to Section
9.03.

         Each separate  trustee and  co-trustee  shall,  to the extent  permitted by law, be appointed and act subject to the following provisions and conditions:

(a)      All rights,  powers,  duties and obligations conferred or imposed upon the Owner Trustee shall be conferred upon and exercised or performed by the Owner Trustee and such separate  trustee or co-trustee  jointly (it being  understood that such separate trustee or co-trustee is not  authorized to act  separately  without the Owner Trustee  joining in such act),  except to the extent that under any law of any  jurisdiction  in which  any  particular  act or acts are to be  performed,  the  Owner  Trustee  shall  be  incompetent  or unqualified to perform such act or acts, in which event such rights,  powers,  duties and  obligations  (including the holding of title to the Trust Estate or any portion thereof in any such  jurisdiction)  shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Owner Trustee;

(b)      No trustee under this Trust Agreement  shall be personally  liable by reason of any act or omission of any other trustee under this Trust Agreement; and

(c)      The Owner Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

         Any  notice,  request  or other  writing  given to the Owner  Trustee  shall be deemed to have been  given to each of the then separate  trustees and co-trustees,  as effectively as if given to each of them.  Every  instrument  appointing any separate trustee or co-trustee  shall refer to this Trust Agreement and the conditions of this Article IX. Each separate  trustee and co-trustee,  upon its acceptance of the trusts  conferred,  shall be vested with the estates or property  specified in its instrument of appointment,  either jointly with the Owner Trustee or  separately,  as may be provided  therein,  subject to all the  provisions  of this Trust  Agreement, specifically  including every provision of this Trust  Agreement  relating to the conduct of,  affecting the liability of, or affording protection to, the Owner Trustee.  Each such instrument shall be filed with the Owner Trustee.

         Any separate  trustee or  co-trustee  may at any time  appoint the Owner  Trustee as its agent or  attorney-in-fact  with full power and  authority,  to the extent not  prohibited  by law, to do any lawful act under or in respect of this Trust  Agreement  on its behalf and in its name. If any separate  trustee or co-trustee  shall die,  become  incapable of acting,  resign or be removed,  all of its estates,  properties,  rights,  remedies and trusts shall vest in and be exercised by the Owner Trustee, to the extent permitted by law, without the appointment of a new or successor co-trustee or separate trustee.

                                                               ARTICLE X

                                                             Miscellaneous

Section 10.01.    Amendments.

(a)      This Trust  Agreement  may be amended from time to time by the parties  hereto as specified  in this Section  10.01,  provided that any such  amendment,  except as provided in paragraph (e) below,  shall be accompanied  by an Opinion of Counsel  addressed to the
Owner Trustee and the Enhancer to the effect that such amendment complies with the provisions of this Section.

(b)      If the purpose of any such amendment (as detailed therein) is to correct any mistake,  eliminate any  inconsistency,  cure any ambiguity or deal with any matter not covered in this Trust  Agreement  (i.e.,  to give effect to the intent of the parties),  it shall not be necessary  to obtain the consent of any  Certificateholders,  but the Owner  Trustee  shall be furnished  with (i) a letter from each Rating Agency that the amendment  will not result in a Rating Event,  determined  without regard to the Policy and (ii) an Opinion of Counsel to the effect that such action will not adversely  affect in any material  respect the  interests of any  Certificateholder, and the consent of the Enhancer shall be obtained.

(c)      If the purpose of the  amendment is to prevent the  imposition  of any federal or state taxes at any time that any Security is outstanding  (i.e.,  technical  in nature),  it shall not be necessary  to obtain the consent of any  Certificateholder,  but the Owner
Trustee  shall be furnished  with an Opinion of Counsel that such  amendment is necessary or helpful to prevent the  imposition of such taxes and is not materially adverse to any Certificateholder and the consent of the Enhancer shall be obtained.

(d)      If the  purpose  of the  amendment  is to add or  eliminate  or change  any  provision  of the Trust  Agreement  other than as contemplated  in (b) and (c) above,  the  amendment  shall  require  (i) the consent of the  Enhancer  and an Opinion of Counsel to the effect that such action will not adversely  affect in any material respect the interests of any  Certificateholder  and (ii) either (A)
a letter from each Rating Agency that such amendment will not cause a Rating Event,  if determined  without regard to the Policy or (B)
the  consent of  Certificateholders  of each Class of  Certificates  evidencing  a majority  of the  aggregate  Certificate  Percentage
Interest and the Indenture Trustee;  provided,  however,  that no such amendment shall reduce in any manner the amount of, or delay the timing of,  payments  received that are required to be distributed  on any  Certificate  without the consent of each  Certificateholder affected thereby and the Enhancer,  or reduce the aforesaid percentage of Certificates the  Certificateholders of which are required to consent to any such amendment, without the consent of the Certificateholders of all such Certificates then outstanding.

(e)      No amendment of this Trust Agreement may provide for the holding of any of the Certificates in book-entry form.

(f)      If the purpose of any such  amendment is to provide for the issuance of additional  Certificates  representing  an interest in the Trust,  it shall not be necessary to obtain the consent of any  Certificateholder,  but the Owner Trustee  shall be furnished  with
(i) an Opinion of Counsel to the effect  that such action will not  adversely  affect in any  material  respect  the  interests  of any
Certificateholders  and (B) a letter  from each Rating  Agency to the effect  that such  amendment  will not cause a Rating  Event,  if determined without regard to the Policy, and the consent of the Enhancer shall be obtained.

(g)      Promptly after the execution of any such amendment or consent,  the Owner Trustee shall furnish  written  notification  of the substance  of such  amendment  or consent  to each  Certificateholder,  the  Indenture  Trustee,  the  Enhancer  and each of the Rating
Agencies.  It shall not be necessary for the consent of  Certificateholders  or the Indenture Trustee pursuant to this Section 10.01 to approve the  particular  form of any proposed  amendment or consent,  but it shall be  sufficient  if such  consent  shall  approve the substance  thereof.  The manner of obtaining  such consents (and any other  consents of  Certificateholders  provided for in this Trust
Agreement or in any other Basic Document) and of evidencing the authorization of the execution thereof by  Certificateholders  shall be subject to such reasonable requirements as the Owner Trustee may prescribe.

(h)      In  connection  with the  execution  of any  amendment to any  agreement to which the Trust is a party,  other than this Trust
Agreement,  the Owner  Trustee  shall be entitled to receive and  conclusively  rely upon an Opinion of Counsel to the effect that such amendment  is  authorized  or permitted by the  documents  subject to such  amendment  and that all  conditions  precedent in the Basic
Documents for the execution and delivery thereof by the Trust or the Owner Trustee, as the case may be, have been satisfied.

         Promptly after the execution of any amendment to the  Certificate  of Trust,  the Owner Trustee shall cause the filing of such amendment with the Secretary of State.

Section 10.02.    No Legal Title to Trust Estate.  The  Certificateholders  shall not have legal title to any part of the Trust Estate.
The  Certificateholders  shall be entitled to receive distributions with respect to their undivided beneficial interest therein only in accordance  with  Articles V and VIII.  No  transfer,  by  operation  of law or  otherwise,  of any  right,  title or  interest  of the
Certificateholders  to and in their  ownership  interest in the Trust Estate shall  operate to  terminate  this Trust  Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Trust Estate.

Section 10.03.    Limitations on Rights of Others.  Except for Section 2.07, the provisions of this Trust  Agreement are solely for the benefit of the Owner Trustee,  the Depositor,  the  Certificateholders,  the Enhancer and, to the extent expressly provided herein, the
Indenture  Trustee and the  Noteholders,  and nothing in this Trust  Agreement  (other than Section 2.07),  whether express or implied, shall be  construed  to give to any other  Person  any legal or  equitable  right,  remedy or claim in the Trust  Estate or under or in respect of this Trust Agreement or any covenants, conditions or provisions contained herein.

Section 10.04.    Notices.

(a)      Unless  otherwise  expressly  specified or permitted by the terms hereof,  all notices shall be in writing and shall be deemed given upon receipt:  if to the Owner  Trustee,  addressed to  [_________________];  if to the  Certificate  Paying Agent,  addressed to
__________________,  with a copy to [_______________]  of the Indenture Trustee, if to the Depositor,  addressed to GreenPoint Mortgage
Securities LLC, 100 Wood Hollow Drive,  Doorstop #32210,  Novato,  California 94945,  Attention:  [______],  Re: Home Equity Loan Trust
Series  [    ]-[   ];  if to the Enhancer,  addressed to  _________________,  if to the Rating Agencies,  addressed to [_____________],
[______________],  [__________,________] and [___________], [________________],  [____________], Attention: [______________]; or, as to
each of the foregoing  Persons,  at such other  address as shall be designated by such Person in a written  notice to each of the other foregoing Persons.

(b)      Any notice required or permitted to be given to a  Certificateholder  shall be given by first-class mail, postage prepaid,  at the address of such  Certificateholder  as shown in the Certificate  Register.  Any notice so mailed within the time prescribed in this
Trust Agreement to a Certificateholder  shall be conclusively  presumed to have been duly given, whether or not such  Certificateholder receives such notice.

(c)      A copy of any notice delivered to the Owner Trustee or the Trust shall also be delivered to the Depositor.

Section 10.05.    Severability.  Any provision of this Trust Agreement that is prohibited or unenforceable  in any jurisdiction  shall, as to such  jurisdiction,  be ineffective to the extent of such  prohibition or  unenforceability  without  invalidating  the remaining provisions hereof, and any such prohibition or unenforceability  in any jurisdiction shall not invalidate or render  unenforceable such provision in any other jurisdiction.

Section 10.06.    Separate  Counterparts.  This Trust  Agreement may be executed by the parties  hereto in any number of  counterparts, each of which when so executed and delivered  shall be an original,  but all such  counterparts  shall together  constitute but one and the same instrument.
Section 10.07.    Successors and Assigns. All representations,  warranties,  covenants and agreements contained herein shall be binding upon,  and  inure  to the  benefit  of,  each  of the  Enhancer,  the  Depositor,  the  Owner  Trustee  and  its  successors  and  each
Certificateholder and its successors and permitted assigns, all as herein provided. Any request,  notice,  direction,  consent,  waiver or other instrument or action by a Certificateholder shall bind the successors and assigns of such Certificateholder.

Section 10.08.    No Petition.  The Owner Trustee, by entering into this Trust Agreement,  and each  Certificateholder,  by accepting a
Certificate,  hereby  covenant and agree that they will not at any time  institute  against the Depositor or the Trust,  or join in any institution  against the Depositor or the Trust of, any bankruptcy  Proceedings  under any United States federal or state bankruptcy or similar  law in  connection  with any  obligations  to the  Certificates,  the Notes,  this Trust  Agreement  or any of the other Basic
Documents.

Section 10.09.    No  Recourse.  Each  Certificateholder,  by  accepting  a  Certificate,  acknowledges  that such  Certificateholder's
Certificate  represents a beneficial  interest in the Trust only and does not represent an interest in or obligation of the  Depositor, the Sellers,  the Owner Trustee,  the Indenture Trustee or any Affiliate thereof,  and that no recourse may be had against such Persons or their assets,  except as may be expressly set forth or  contemplated  in the  Certificates,  this Trust Agreement or the other Basic
Documents.

Section 10.10.    Headings.  The headings of the various  Articles and Sections  herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

Section 10.11.    GOVERNING  LAW.  THIS TRUST  AGREEMENT  SHALL BE  CONSTRUED  IN  ACCORDANCE  WITH THE LAWS OF THE STATE OF  DELAWARE,
WITHOUT  REFERENCE TO ITS CONFLICT OF LAW  PROVISIONS,  AND THE  OBLIGATIONS,  RIGHTS AND  REMEDIES OF THE PARTIES  HEREUNDER  SHALL BE
DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 10.12.    Integration.  This Trust  Agreement  constitutes  the entire  agreement  among the parties  hereto  pertaining to the subject matter hereof and supersedes all prior agreements and understanding pertaining thereto.

Section 10.13.    Rights of Enhancer to Exercise Rights of  Certificateholders.  By accepting its Certificate,  each  Certificateholder agrees that unless a Enhancer  Default  exists,  the  Enhancer  shall have the right to exercise  all rights of the  Certificateholders under this Trust Agreement  without any further consent of the  Certificateholders.  Nothing in this Section,  however,  shall alter or modify in any way, the  fiduciary  obligations  of the Owner Trustee to the  Certificateholders  pursuant to this Trust  Agreement,  or create any  fiduciary  obligation of the Owner Trustee to the Enhancer.  The Enhancer  shall be an express third party  beneficiary  of this Trust Agreement.

         IN WITNESS  WHEREOF,  the  Depositor  and the Owner  Trustee have caused their names to be signed  hereto by their  respective officers thereunto duly authorized, all as of the day and year first above written.

                                                     GREENPOINT MORTGAGE SECURITIES LLC,
                                                          as Depositor

                                                     By:      _______________________________________
                                                              Name:
                                                              Title:

                                                     ________________,
                                                          not in its individual capacity but solely as Owner Trustee, except with respect to the representations and warranties contained in Section 6.03 hereof

                                                     By:      _______________________________________
                                                              Name:
                                                              Title:

Acknowledged and Agreed:

________________,
     as Indenture Trustee, Certificate Registrar
     and Certificate Paying Agent

By:      _______________________________________
         Name:
         Title:

                                                               EXHIBIT A

                                                          FORM OF CERTIFICATE

         THIS  CERTIFICATE IS  SUBORDINATED  IN RIGHT OF PAYMENT TO THE TERM NOTES AND THE VARIABLE PAY REVOLVING NOTES AS DESCRIBED IN
THE AGREEMENT (AS DEFINED HEREIN).

         THIS CERTIFICATE IS ISSUED IN THE PERCENTAGE INTEREST SET FORTH BELOW.

         THIS  CERTIFICATE  HAS NOT BEEN AND WILL NOT BE REGISTERED  UNDER THE  SECURITIES  ACT OF 1933, AS AMENDED,  OR THE SECURITIES
LAWS OF ANY STATE AND MAY NOT BE RESOLD OR  TRANSFERRED  UNLESS  IT IS  REGISTERED  PURSUANT  TO SUCH ACT AND STATE  LAWS OR IS SOLD OR
TRANSFERRED  IN  TRANSACTIONS  WHICH ARE EXEMPT FROM  REGISTRATION  UNDER SUCH ACT AND SUCH STATE LAWS AND IS TRANSFERRED IN ACCORDANCE
WITH THE PROVISIONS OF SECTION 3.05 OF THE AGREEMENT.

         NO  TRANSFER  OF THIS  CERTIFICATE  SHALL  BE  MADE  UNLESS  THE  CERTIFICATE  REGISTRAR  SHALL  HAVE  RECEIVED  EITHER  (i) A
REPRESENTATION  LETTER FROM THE TRANSFEREE OF THIS  CERTIFICATE TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE  BENEFIT OR OTHER
PLAN SUBJECT TO THE PROHIBITED  TRANSACTION  RESTRICTIONS  AND THE FIDUCIARY  RESPONSIBILITY  REQUIREMENTS  OF THE EMPLOYEE  RETIREMENT
INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"),  OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"),  ANY
PERSON  ACTING,  DIRECTLY  OR  INDIRECTLY,  ON BEHALF OF ANY SUCH PLAN OR ANY PERSON  USING  "PLAN  ASSETS,"  WITHIN THE MEANING OF THE
DEPARTMENT  OF  LABOR  REGULATIONS  SECTION  2510.3-101,  TO  ACQUIRE  THIS  CERTIFICATE  (EACH,  A "PLAN  INVESTOR"),  OR (ii) IF THIS
CERTIFICATE  IS  PRESENTED  FOR  REGISTRATION  IN THE NAME OF A PLAN  INVESTOR,  AN OPINION OF  COUNSEL  ACCEPTABLE  TO AND IN FORM AND
SUBSTANCE  SATISFACTORY TO THE DEPOSITOR,  THE OWNER TRUSTEE,  THE SERVICER AND THE CERTIFICATE  REGISTRAR,  OR A CERTIFICATION  IN THE
FORM OF EXHIBIT G TO THE AGREEMENT,  TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS  CERTIFICATE IS  PERMISSIBLE  UNDER  APPLICABLE
LAW, WILL NOT  CONSTITUTE OR RESULT IN A PROHIBITED  TRANSACTION  UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (OR COMPARABLE
PROVISIONS OF ANY  SUBSEQUENT  ENACTMENTS)  AND WILL NOT SUBJECT THE  DEPOSITOR,  THE OWNER  TRUSTEE,  THE SERVICER OR THE  CERTIFICATE
REGISTRAR TO ANY  OBLIGATION  OR LIABILITY  (INCLUDING  OBLIGATIONS  OR  LIABILITIES  UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE
CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

         THE  TRANSFEREE  OF THIS  CERTIFICATE  SHALL BE SUBJECT  TO UNITED  STATES  FEDERAL  WITHHOLDING  TAX  UNLESS THE  CERTIFICATE
REGISTRAR  SHALL HAVE  RECEIVED A CERTIFICATE  OF  NON-FOREIGN  STATUS  CERTIFYING AS TO THE  TRANSFEREE'S  STATUS AS A U.S.  PERSON OR
CORPORATION OR PARTNERSHIP UNDER U.S. LAW.

         THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE SELLERS,  THE DEPOSITOR,  THE SERVICER,  THE INDENTURE
TRUSTEE,  THE OWNER TRUSTEE OR ANY OF THEIR  RESPECTIVE  AFFILIATES,  EXCEPT AS EXPRESSLY  PROVIDED IN THE AGREEMENT OR THE OTHER BASIC
DOCUMENTS.

Certificate No. 1

Cut-Off Date:
_________________

Date of Trust Agreement:
________________

First Payment Date:                                                     Percentage Interest: 100%
_________________

Final Payment Date:
_________________

                                       HOME EQUITY LOAN-BACKED CERTIFICATE, SERIES [    ]-[   ]

         evidencing  a fractional  undivided  interest in Home Equity Loan Trust  [    ]-[   ]  (the  "Issuer"),  the property of which
consists primarily of the Mortgage Loans.

         This  Certificate is payable  solely from the assets of the Trust Estate,  and does not represent an obligation of or interest in the Depositor,  the Sellers, the Servicer,  the Indenture Trustee or the Owner Trustee or any of their Affiliates.  This Certificate is not  guaranteed or insured by any  governmental  agency or  instrumentality  or by the  Depositor,  the Sellers,  the Servicer,  the
Indenture  Trustee or the Owner Trustee or any of their affiliates.  None of the Depositor,  the Sellers,  the Servicer,  the Indenture
Trustee or the Owner Trustee or any of their  Affiliates will have any obligation  with respect to any certificate or other  obligation secured by or payable from payments on the Certificates.

         This certifies that  _________________  is the  registered  owner of the  Certificate  Percentage  Interest  evidenced by this
Certificate (as set forth on the face hereof) in certain  distributions with respect to the Trust Estate,  consisting  primarily of the
Mortgage Loans,  created by GreenPoint  Mortgage  Securities LLC (the "Depositor").  The Trust (as defined herein) was created pursuant to a trust  agreement  dated as of  ________________  (as amended and  supplemented  from time to time, the  "Agreement"),  between the
Depositor and  ________________,  as owner trustee (the "Owner Trustee," which term includes any successor entity under the Agreement), a summary  of certain  of the  pertinent  provisions  of which is set forth  hereafter.  Capitalized  terms  used  herein  that are not otherwise  defined shall have the meanings  ascribed thereto in Appendix A to the indenture dated as of  ________________,  between the
Trust and the  Indenture  Trustee.  This  Certificate  is issued under and is subject to the terms,  provisions  and  conditions of the
Agreement,  to which Agreement the  Certificateholder  of this Certificate by virtue of the acceptance hereof assents and by which such
Certificateholder is bound.

         Pursuant to the terms of the Agreement,  a distribution  will be made on the 25th day of March,  June,  September and December
or, if such 25th day is not a Business  Day, the Business Day  immediately  following  (the  "Payment  Date"),  commencing on the first
Payment Date specified  above,  or as otherwise  determined in accordance  with the Trust  Agreement,  to the Person in whose name this
Certificate  is  registered  at the close of  business on the last day (or if such last day is not a Business  Day,  the  Business  Day immediately  preceding such last day) of the month  immediately  preceding the month of such  distribution  (the "Record Date"),  in an amount equal to the pro rata portion  evidenced by this  Certificate  (based on the Percentage  Interest  stated on the face hereon) of the amount,  if any,  required to be distributed to  Certificateholders  of  Certificates on such Payment Date.  Distributions  on this
Certificate  will be made as provided  in the  Agreement  by the  Certificate  Paying  Agent by wire  transfer  or check  mailed to the
Certificateholder  of record in the Certificate  Register  without the  presentation or surrender of this  Certificate or the making of any notation hereon.  Pursuant to the Agreement, the Trust has issued one Class of Certificates.

         Except as otherwise provided in the Agreement and  notwithstanding  the above, the final distribution on this Certificate will be made  after due  notice by the  Certificate  Paying  Agent of the  pendency  of such  distribution  and only upon  presentation  and surrender of this  Certificate at the office or agency  designated by the Certificate  Registrar for that purpose in the City and State of New York.

         No  transfer of this  Certificate  will be made unless such  transfer  is exempt  from the  registration  requirements  of the
Securities Act of 1933, as amended (the  "Securities  Act"),  and any  applicable  state  securities  laws or is made in accordance the
Securities  Act and such state laws. In the event that such a transfer is to be made,  (i) the  Certificate  Registrar or the Depositor may require an opinion of counsel acceptable to and in form and substance  satisfactory to the Certificate  Registrar and the Depositor that such  transfer is exempt  (describing  the  applicable  exemption  and the basis  therefor)  from or is being made pursuant to the registration  requirements of the Securities Act, and of any applicable  statute of any state and (ii) the transferee  shall execute an investment  letter in the form described in the Agreement and (iii) the  Certificate  Registrar shall require the transferee to execute an  investment  letter and a  Certificate  of  Non-Foreign  Status in the form  described  by the  Agreement  (or if a  Certificate  of
Non-Foreign  Status is not provided,  an Opinion of Counsel as described in the Agreement),  which investment letter and certificate or
Opinion of Counsel  shall not be at the expense of the Trust,  the Owner  Trustee,  the  Certificate  Registrar or the  Depositor.  The
Certificateholder  hereof desiring to effect such transfer  shall,  and does hereby agree to,  indemnify the Trust,  the Owner Trustee, the Depositor,  the Servicer and the  Certificate  Registrar  against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws. In connection with any such transfer,  the  Certificate  Registrar  (unless otherwise  directed by the Depositor) will also require either (i) a representation  letter, in the form as described by the Agreement, stating  that the  transferee  is not an employee  benefit or other plan  subject to the  prohibited  transaction  restrictions  or the fiduciary  responsibility  requirements of ERISA or Section 4975 of the Code (a "Plan"), any person acting, directly or indirectly,  on behalf of any such Plan or any Person  using the "plan  assets,"  within the meaning of the  Department  of Labor  Regulations  Section
2510.3-101, to effect such acquisition  (collectively,  a "Plan Investor") or (ii) if such transferee is a Plan Investor, an opinion of counsel  acceptable to and in form and substance  satisfactory  to the Depositor,  the Owner Trustee,  the Servicer and the Certificate
Registrar,  or a  certification  in the form of  Exhibit G to the  Agreement,  to the  effect  that the  purchase  or  holding  of such
Certificate is permissible  under applicable law, will not constitute or result in a prohibited  transaction under Section 406 of ERISA or Section 4975 of the Code (or comparable  provisions of any  subsequent  enactments)  and will not subject the  Depositor,  the Owner
Trustee, the Servicer or the Certificate  Registrar to any obligation or liability (including  obligations or liabilities under Section
406 of ERISA or Section 4975 of the Code) in addition to those undertaken in the Agreement.

         This Certificate is one of a duly authorized issue of Certificates  designated as Home Equity Loan-Backed  Certificates of the
Series specified hereon (the "Certificates").

         The  Certificateholder of this Certificate,  by its acceptance hereof, agrees that it will look solely to the funds on deposit in the  Distribution  Account that have been released  from the Lien of the Indenture for payment  hereunder and that neither the Owner
Trustee in its individual capacity nor the Depositor is personally liable to the  Certificateholders  for any amount payable under this
Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

         The  Certificateholder  of this  Certificate  acknowledges  and agrees that its rights to receive  distributions in respect of this Certificate are subordinated to the rights of the Noteholders as described in the Indenture.

         Each Certificateholder,  by its acceptance of a Certificate,  covenants and agrees that such Certificateholder will not at any time  institute  against  the  Depositor,  or  join  in any  institution  against  the  Depositor  or the  Trust  of,  any  bankruptcy, reorganization,  arrangement,  insolvency or liquidation  proceedings,  or other  proceedings  under any United States federal or state bankruptcy or similar law in connection  with any  obligations  relating to the  Certificates,  the Notes,  the Agreement or any of the
other Basic Documents.

         The Agreement permits the amendment  thereof as specified below,  provided that any amendment be accompanied by the consent of the Enhancer and an Opinion of Counsel to the Owner  Trustee to the effect that such  amendment  complies  with the  provisions  of the
Agreement  and will not cause the Trust to be subject to an entity  level tax. If the purpose of any such  amendment  is to correct any mistake,  eliminate any inconsistency,  cure any ambiguity or deal with any matter not covered, it shall not be necessary to obtain the consent of any  Certificateholder,  but the Owner Trustee  shall be furnished  with a letter from each Rating Agency to the effect that such  amendment  will not cause a Rating  Event,  determined  without  regard to the Policy,  and the consent of the Enhancer  shall be obtained.  If the  purpose of any such  amendment  is to prevent  the  imposition  of any  federal or state  taxes at any time that any
Security is Outstanding,  it shall not be necessary to obtain the consent of the any Certificateholder,  but the Owner Trustee shall be furnished  with an Opinion of Counsel that such  amendment is necessary or helpful to prevent the  imposition  of such taxes and is not materially adverse to any  Certificateholder  and the consent of the Enhancer shall be obtained.  If the purpose of the amendment is to add or eliminate or change any  provision of the  Agreement,  other than as specified in the  preceding  two  sentences,  the amendment shall require either (a) a letter from each Rating Agency to the effect that such  amendment will not cause a Rating Event,  determined without regard to the Policy or (b) the consent of  Certificateholders  of a majority of the Percentage  Interests of the  Certificates and the Indenture Trustee;  provided,  however,  that no such amendment shall (i) reduce in any manner the amount of, or delay the time of, payments  received that are required to be distributed on any Certificate  without the consent of all  Certificateholders  affected thereby and the Enhancer,  or (ii) reduce the aforesaid  percentage of  Certificates  the  Certificateholders  of which are required to consent to any such amendment without the consent of the Certificateholders of all such Certificates then outstanding.

         As provided in the  Agreement  and subject to certain  limitations  therein set forth,  the  transfer of this  Certificate  is registerable in the  Certificate  Register upon surrender of this  Certificate for  registration of transfer at the offices or agencies of the  Certificate  Registrar  maintained in the City and State of New York,  accompanied by a written  instrument of transfer in form satisfactory to the  Certificate  Registrar duly executed by the  Certificateholder  hereof or such  Certificateholder's  attorney duly authorized in writing, and thereupon one or more new Certificates of authorized  denominations  evidencing the same Class and aggregate
Percentage Interest will be issued to the designated  transferee.  The initial  Certificate  Registrar appointed under the Agreement is the Owner Trustee.

         Except as provided in the Agreement,  the  Certificates are issuable only in minimum  denominations  of a 10.0000%  Percentage
Interest and in integral  multiples of a 0.0001%  Percentage  Interest in excess  thereof.  As provided in the Agreement and subject to certain  limitations  therein set forth,  the  Certificates  are  exchangeable  for new  Certificates of authorized  denominations,  as requested by the Certificateholder surrendering the same.  This Certificate is issued in the Percentage Interest above.

         No service charge will be made for any such  registration  of transfer or exchange,  but the Owner Trustee or the  Certificate
Registrar may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

         The Owner  Trustee,  the  Certificate  Paying  Agent,  the  Certificate  Registrar  and any agent of the  Owner  Trustee,  the
Certificate  Paying Agent, or the Certificate  Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes,  and none of the Owner Trustee,  the Certificate  Paying Agent,  the  Certificate  Registrar or any such agent shall be affected by any notice to the contrary.

         This Certificate shall be governed by and construed in accordance with the laws of the State of Delaware.

         The  obligations  created by the Agreement in respect of this  Certificate  and the Trust created thereby shall terminate upon the final  distribution  of all moneys or other property or proceeds of the Trust Estate in accordance  with the terms of the Indenture and the Agreement.

         Unless the certificate of  authentication  hereon shall have been executed by an authorized  officer of the Owner Trustee,  or an  authenticating  agent by manual  signature,  this Certificate  shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN  WITNESS  WHEREOF,  the  Owner  Trustee,  on  behalf  of the Trust and not in its  individual  capacity,  has  caused  this
Certificate to be duly executed.

                                                          HOME EQUITY LOAN TRUST [    ]-[   ]

                                                          By:_______________________________________,
                                                                   not in its individual capacity but solely as Owner Trustee

Dated: ________________                                   By:_______________________________________
                                                                      Authorized Signatory

                                                     CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within mentioned Agreement.

________________,
not in its individual capacity
but solely as Owner Trustee

By:_______________________________________
                 Authorized Signatory

or_____________________________________________,
     as Authenticating Agent of the Owner Trustee

By:_______________________________________
                 Authorized Signatory

                                                              ASSIGNMENT

                              FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

                                                   PLEASE INSERT SOCIAL SECURITY OR
                                                 OTHER IDENTIFYING NUMBER OF ASSIGNEE

___________________________________________________________________________________________________________________
                   (Please print or type name and address, including postal zip code, of assignee)

___________________________________________________________________________________________________________________
the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing

___________________________________________________________________________________________________________________
to transfer said Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.

Dated:
                                                            _____________________________________ */
                                                                      Signature Guaranteed:

                                                                 ___________________________ */

______________________________
*/  NOTICE:  The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever.  Such signature must be guaranteed by a member firm of the
New York Stock Exchange or a commercial bank or trust company.

                                                       DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for the information of the Certificate Paying Agent:

         Distribution shall be made by wire transfer in immediately available funds to
_______________________________________________________________
_______________________________________________________________
for the account of____________________________________________, account number______________________________, or, if
mailed by check, to                             .

         Applicable statements should be mailed to____________________________________.

                                                          ________________________________
                                                          Signature of assignee or agent
                                                          (for authorization of wire
                                                          transfer only)

                                                               EXHIBIT B

                                                         CERTIFICATE OF TRUST

                                                                  OF

                                                  HOME EQUITY LOAN TRUST [    ]-[   ]

         THE  UNDERSIGNED,  ________________,  as owner  trustee  (the  "Trustee"),  for the purpose of forming a statutory  trust does hereby certify as follows:

         1.       The name of the statutory trust is:

                  HOME EQUITY LOAN TRUST [    ]-[   ]

         2.       The name and  business  address of the Trustee of the  statutory  trust in the State  Delaware  is  ________________,
___________________.

         3.       The  statutory  trust  reserves  the  right to amend,  alter,  change,  or repeal  any  provision  contained  in this
Certificate of Trust in the manner now or hereafter prescribed by law.

         4.       This Certificate of Trust shall be effective upon filing.

         THE  UNDERSIGNED,  being the  Trustee  hereinbefore  named,  for the  purpose of forming a  statutory  trust  pursuant  to the provisions of the Delaware  Statutory  Trust Act, does make this  certificate of trust,  hereby  declaring and further  certifying that this is its act and deed and that to the best of the undersigned's knowledge and belief the facts herein stated are true.

                                                          ________________,
                                                              not in its individual capacity but solely as owner trustee under the trust agreement to be dated as of ________________

                                                          By:___________________________________________________
                                                              Name:
                                                              Title:

Dated:  _________________

                                                               EXHIBIT C

                                             [FORM OF RULE 144A INVESTMENT REPRESENTATION]

                                        Description of Rule 144A Securities, including numbers:
                                        _______________________________________________________
                                        _______________________________________________________
                                        _______________________________________________________

         The undersigned seller, as registered holder (the "Seller"),  intends to transfer the Rule 144A Securities  described above to the undersigned buyer (the "Buyer").

         1.       In connection  with such transfer and in accordance  with the agreements  pursuant to which the Rule 144A  Securities were  issued,  the Seller  hereby  certifies  the  following  facts:  Neither the Seller nor anyone  acting on its behalf has  offered, transferred,  pledged,  sold or otherwise  disposed of the Rule 144A Securities,  any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer,  pledge or other disposition of the Rule 144A Securities,  any interest in the Rule 144A  Securities or any other similar  security  from, or otherwise  approached or negotiated  with respect to the
Rule 144A Securities,  any interest in the Rule 144A Securities or any other similar  security with, any person in any manner,  or made any general  solicitation by means of general  advertising or in any other manner,  or taken any other action,  that would constitute a distribution  of the Rule 144A  Securities  under the  Securities  Act of 1933,  as amended (the "1933 Act"),  or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require  registration  pursuant  thereto,  and that the Seller has not offered the Rule 144A Securities to any person other than the Buyer or another  "qualified  institutional  buyer" as defined in Rule 144A under the 1933 Act.

         2.       The Buyer warrants and represents  to, and covenants  with, the Owner Trustee and the Depositor,  pursuant to Section
3.05 of the trust agreement dated as of  ________________  (the "Agreement"),  between GreenPoint Mortgage Securities LLC, as depositor
(the "Depositor"), and ________________, as owner trustee (the "Owner Trustee"), as follows:

                  a.  The  Buyer  understands  that the Rule  144A  Securities  have  not  been  registered  under  the 1933 Act or the securities laws of any state.

                  b. The Buyer  considers  itself a  substantial,  sophisticated  institutional  investor  having  such  knowledge  and experience in financial and business  matters that it is capable of evaluating  the merits and risks of investment in the Rule
         144A Securities.

                  c. The Buyer has been furnished with all  information  regarding the Rule 144A  Securities that it has requested from the Seller, the Indenture Trustee, the Owner Trustee or the Servicer.

                  d. Neither the Buyer nor anyone acting on its behalf has offered,  transferred,  pledged,  sold or otherwise disposed of the Rule 144A  Securities,  any interest in the Rule 144A  Securities  or any other  similar  security to, or solicited any offer to buy or accept a transfer,  pledge or other  disposition  of the Rule 144A  Securities,  any interest in the Rule 144A
         Securities  or any other  similar  security  from,  or  otherwise  approached  or  negotiated  with  respect  to the Rule 144A
         Securities,  any interest in the Rule 144A  Securities or any other similar  security with, any person in any manner,  or made any general  solicitation  by means of general  advertising  or in any other  manner,  or taken any other  action,  that would constitute a  distribution  of the Rule 144A  Securities  under the 1933 Act or that would render the  disposition of the Rule
         144A Securities a violation of Section 5 of the 1933 Act or require  registration  pursuant thereto,  nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

                  e. The Buyer is a  "qualified  institutional  buyer" as that term is  defined in Rule 144A under the 1933 Act and has completed  either of the  forms of  certification  to that  effect  attached  hereto as Annex 1 or Annex 2. The Buyer is aware that the sale to it is being made in  reliance  on Rule 144A.  The Buyer is  acquiring  the Rule 144A  Securities  for its own account or the accounts of other qualified  institutional  buyers,  understands  that such Rule 144A Securities may be resold, pledged or transferred only (i) to a person reasonably  believed to be a qualified  institutional buyer that purchases for its own  account  or for the  account of a  qualified  institutional  buyer to whom  notice is given  that the  resale,  pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

         3.       The Buyer represents that:

                  (i)      either (a) or (b) is satisfied, as marked below:

                                    a.  The Buyer is not any employee benefit plan subject to the Employee  Retirement  Income Security
                  Act of 1974, as amended  ("ERISA"),  or the Internal Revenue Code of 1986, as amended (the "Code"),  a Person acting, directly or indirectly,  on behalf of any such plan or any Person acquiring such Certificates with "plan assets" of a
                  Plan within the meaning of the Department of Labor Regulations Section 2510.3-101; or

                                    b.  The Buyer will provide the Depositor,  the Owner  Trustee,  the  Certificate  Registrar and the
                  Servicer with either: (x) an opinion of counsel,  satisfactory to the Depositor,  the Owner Trustee,  the Certificate
                  Registrar  and the  Servicer,  to the effect that the  purchase and holding of a  Certificate  by or on behalf of the
                  Buyer is permissible  under applicable law, will not constitute or result in a prohibited  transaction  under Section
                  406 of ERISA or  Section  4975 of the Code (or  comparable  provisions  of any  subsequent  enactments)  and will not subject the Depositor,  the Owner Trustee,  the Certificate  Registrar or the Servicer to any obligation or liability
                  (including  liabilities  under  ERISA or  Section  4975 of the Code) in  addition  to those  undertaken  in the Trust
                  Agreement,  which opinion of counsel shall not be an expense of the  Depositor,  the Owner Trustee,  the  Certificate
                  Registrar or the Servicer;  or (y) in lieu of such opinion of counsel,  a  certification  in the form of Exhibit G to the Trust Agreement; and

                  (ii)     the  Buyer  is  familiar  with  the  prohibited  transaction   restrictions  and  fiduciary   responsibility
         requirements of Sections 406 and 407 of ERISA and Section 4975 of the Code and  understands  that each of the parties to which this certification is made is relying and will continue to rely on the statements made in this paragraph 3.

         This document may be executed in one or more counterparts and by the different parties hereto on separate  counterparts,  each of which,  when so  executed,  shall be deemed to be an  original;  such  counterparts,  together,  shall  constitute  one and the same document.

         Capitalized  terms used herein that are not otherwise  defined shall have the meanings  ascribed  thereto in Appendix A to the indenture dated as of ________________, between the Trust and the Indenture Trustee.

         IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.

_________________________________                           ______________________________________
Print Name of Seller                                        Print Name of Buyer

By:______________________________                           By:___________________________________
     Name:                                                       Name:
     Title:                                                      Title:

Taxpayer Identification:                                    Taxpayer Identification:

No.______________________________                           No.___________________________________

Date:____________________________                           Date:_________________________________

                                                                                                               ANNEX 1 TO EXHIBIT C

                                       QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

                                        [For Buyers Other Than Registered Investment Companies]

         The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this certification is attached:

         1.       As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

         2.       In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in
Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis
$______________________________(1) in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

      _____       Corporation, etc.  The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar statutory trust, partnership, or charitable organization described in Section
                  501(c)(3) of the Internal Revenue Code.

      _____       Bank.  The Buyer (a) is a national bank or banking institution organized under the laws of any state, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the state or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

      _____       Savings and Loan.  The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a state or federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

      _____       Broker-Dealer.  The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as
                  amended.

      _____       Insurance Company.  The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a state or territory or the District of Columbia.

      _____       State or Local Plan.  The Buyer is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of the state or its political subdivisions, for the benefit of its employees.

      _____       ERISA Plan.  The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income
                  Security Act of 1974, as amended.

      _____       Investment Adviser.  The Buyer is an investment adviser registered under the Investment Advisers Act of 1940. as amended.

      _____       SBIC.  The Buyer is a Small Business Investment Company licensed by the U.S. Small Business Administration under
                  Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended.

      _____       Business Development Company.  The Buyer is a business development company as defined in Section 202(a)(22) of the
                  Investment Advisers Act of 1940, as amended.

      _____       Trust Fund.  The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a state, its political subdivisions, or any agency or instrumentality of the state or its political subdivisions, for the benefit of its employees, or (b) employee benefit plans within the meaning of Title I of the Employee Retirement Income Security Act of 1974, as amended, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

         3.       The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer,
(ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

         4.       For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the
Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph.  Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the
Buyer,  but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction.
However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the
Buyer is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

         5.       The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Rule 144A Securities are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

                  _____        _____        Will the Buyer be purchasing the Rule 144A
                   Yes           No         Securities only for the Buyer's own account?

         6.       If the answer to the foregoing question is "no", the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule
144A.  In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

         7.       The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein.  Until such notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.

_________________
(1)  Buyer must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Buyer is a dealer, and, in that case, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities.

                                                          _________________________________________________________
                                                          Print Name of Buyer

                                                          By:______________________________________________________
                                                                  Name:
                                                                  Title:

                                                          Date:_____________________________________________________

                                                                                                               ANNEX 2 TO EXHIBIT C

                                       QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

                                         [For Buyers That Are Registered Investment Companies]

         The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this certification is attached:

         1.       As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer
or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule
144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

         2.       In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the
Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year.  For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used.

               _____       The Buyer owned $______________________________________in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

               _____       The Buyer is part of a Family of Investment Companies which owned in the aggregate
                           $_____________________________in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

         3.       The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

         4.       The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

         5.       The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on
Rule 144A.  In addition, the Buyer will only purchase for the Buyer's own account.

         6.       The undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein.  Until such notice, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

                                                          _________________________________________________________
                                                          Print Name of Buyer

                                                          By:______________________________________________________
                                                              Name:
                                                              Title:

                                                          IF AN ADVISER:

                                                          _________________________________________________________
                                                          Print Name of Buyer

                                                          Date:____________________________________________________

                                                               EXHIBIT D

                                                FORM OF INVESTOR REPRESENTATION LETTER

______________________, ________

GreenPoint Mortgage Securities LLC
100 Wood Hollow Drive
Doorstop #32210
Novato, California 94945

________________
________________
________________
________________
Attention:  ________________

                  Re:      GreenPoint Mortgage Securities LLC,
                           Home Equity Loan-Backed Certificates, Series [    ]-[   ]

Ladies and Gentlemen:

                  ___________________  (the  "Purchaser")  intends  to  purchase  from__________________________________(the  "Seller")
___________% Certificate Percentage Interest of Series [    ]-[   ] (the "Certificates"),  issued pursuant to the trust agreement dated as of  ________________  (the "Trust  Agreement"),  between  GreenPoint  Mortgage  Securities LLC, as depositor (the  "Depositor")  and
________________,  as owner trustee (the "Owner Trustee"),  as acknowledged and agreed by ________________,  as Certificate  Registrar.
Capitalized  terms used herein that are not otherwise  defined shall have the meanings  ascribed thereto in Appendix A to the indenture dated as of  ________________,  between the Trust and the Indenture  Trustee.  The Purchaser hereby certifies,  represents and warrants to, and covenants with, the Depositor and the Certificate Registrar that:

                  1.       The Purchaser  understands that (a) the  Certificates  have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the "Act"),  or any state  securities law, (b) the Company is not required to so register or qualify the  Certificates,  (c) the  Certificates  may be resold only if registered and qualified  pursuant to the provisions of the Act or any state securities law, or if an exemption from such  registration and  qualification is available,
         (d) the Trust Agreement  contains  restrictions  regarding the transfer of the Certificates and (e) the Certificates will bear a legend to the foregoing effect.

                  2.       The Purchaser is acquiring the  Certificates  for its own account for investment only and not with a view to or for sale in  connection  with any  distribution  thereof in any manner that would violate the Act or any  applicable  state securities laws.

                  3.       The  Purchaser  is (a) a  substantial,  sophisticated  institutional  investor  having  such  knowledge  and experience  in financial and business  matters,  and, in  particular,  in such matters  related to  securities  similar to the
         Certificates,  such that it is capable of evaluating the merits and risks of investment in the Certificates,  (b) able to bear the economic  risks of such an  investment  and (c) an  "accredited  investor"  within the meaning of Rule 501(a)  promulgated pursuant to the Act.

                  4.       The Purchaser has been furnished  with,  and has had an opportunity to review a copy of the Trust  Agreement and such other  information  concerning  the  Certificates,  the Mortgage Loans and the Depositor as has been requested by the
         Purchaser  from the  Depositor or the Seller and is relevant to the  Purchaser's  decision to purchase the  Certificates.  The
         Purchaser has had any questions  arising from such review  answered by the Depositor or the Seller to the  satisfaction of the
         Purchaser.

                  5.       The  Purchaser  has not and will not nor has it  authorized  or will it  authorize  any person to (a) offer, pledge,  sell,  dispose of or  otherwise  transfer  any  Certificate,  any interest in any  Certificate  or any other  similar security to any person in any manner,  (b) solicit any offer to buy or to accept a pledge,  disposition  of other  transfer of any Certificate,  any interest in any Certificate or any other similar  security from any person in any manner,  (c) otherwise approach or negotiate with respect to any  Certificate,  any interest in any  Certificate  or any other similar  security with any person in any manner,  (d) make any general  solicitation  by means of general  advertising  or in any other manner or (e)
         take any other action,  that (as to any of (a) through (d) above) would  constitute a distribution  of any  Certificate  under the Act, that would render the  disposition  of any  Certificate  a violation of Section 5 of the Act or any state  securities law,  or that would  require  registration  or  qualification  pursuant  thereto.  The  Purchaser  will not sell or  otherwise transfer any of the Certificates, except in compliance with the provisions of the Trust Agreement.

                  6.       The Purchaser represents:

                           (i) that either (a) or (b) is satisfied, as marked below:

                        _____       a.      The Purchaser is not any employee  benefit plan subject to the Employee  Retirement  Income
                  Security Act of 1974, as amended  ("ERISA"),  or the Internal Revenue Code of 1986, as amended (the "Code"), a Person acting,  directly or  indirectly,  on behalf of any such plan or any Person  acquiring such  Certificates  with "plan assets" of a Plan within the meaning of the Department of Labor Regulations Section 2510.3-101; or

                        _____       b.      The Purchaser will provide the  Depositor,  the Owner Trustee,  the  Certificate  Registrar
                  and the Servicer with either:  (x) an opinion of counsel,  satisfactory  to the  Depositor,  the Owner  Trustee,  the
                  Certificate  Registrar and the Servicer, to the effect that the purchase and holding of a Certificate by or on behalf of the Purchaser is  permissible  under  applicable  law, will not  constitute or result in a prohibited  transaction under Section 406 of ERISA or Section 4975 of the Code (or comparable  provisions of any subsequent  enactments)  and will not subject the Depositor,  the Owner Trustee,  the  Certificate  Registrar or the Servicer to any obligation or liability  (including  liabilities  under ERISA or Section 4975 of the Code) in addition to those  undertaken  in the
                  Trust  Agreement,  which  opinion  of  counsel  shall not be an  expense of the  Depositor,  the Owner  Trustee,  the
                  Certificate  Registrar or the Servicer;  or (y) in lieu of such opinion of counsel,  a  certification  in the form of
                  Exhibit G to the Trust Agreement; and

                           (ii) the Purchaser is familiar with the prohibited  transaction  restrictions  and fiduciary  responsibility requirements of Sections 406 and 407 of ERISA and Section 4975 of the Code and  understands  that each of the parties to which this certification is made is relying and will continue to rely on the statements made in this paragraph 6.

                  7.       The Purchaser is not a non-United States person.

                                                          Very truly yours,

                                                          ________________________________________________

                                                          By:_____________________________________________
                                                              Name:
                                                              Title:

                                                               EXHIBIT E

                                               FORM OF TRANSFEROR REPRESENTATION LETTER

______________________, ________

GreenPoint Mortgage Securities LLC
100 Wood Hollow Drive
Doorstop #32210
Novato, California 94945

________________
________________
________________
________________
Attention:  ________________

                  Re:      GreenPoint Mortgage Securities LLC
                           Home Equity Loan-Backed Certificates, Series [    ]-[   ]

Ladies and Gentlemen:

                ___________________  (the  "Purchaser")  intends to  purchase  from__________________________(the  "Seller")  a ______%
Percentage  Interest of Certificates of Series  [    ]-[   ] (the  "Certificates"),  issued pursuant to the trust agreement dated as of
________________  (the  "Trust  Agreement"),   between  GreenPoint  Mortgage  Securities  LLC,  as  depositor  (the  "Depositor"),  and
________________,  as owner trustee (the "Owner Trustee"),  as acknowledged and agreed by ________________,  as Certificate  Registrar.
Capitalized  terms used herein that are not otherwise  defined shall have the meanings  ascribed thereto in Appendix A to the indenture dated as of  ________________,  between the Trust and the Indenture Trustee.  The Seller hereby certifies,  represents and warrants to, and covenants with, the Depositor and the Certificate Registrar that:

         Neither the Seller nor anyone acting on its behalf has (a) offered,  pledged,  sold, disposed of or otherwise  transferred any
Certificate,  any interest in any  Certificate or any other similar  security to any person in any manner,  (b) has solicited any offer to buy or to accept a pledge,  disposition or other transfer of any  Certificate,  any interest in any Certificate or any other similar security from any person in any manner,  (c) has otherwise  approached or negotiated with respect to any  Certificate,  any interest in any  Certificate  or any other  similar  security  with any person in any  manner,  (d) has made any general  solicitation  by means of general  advertising  or in any other  manner,  or (e) has taken any other  action,  that (as to any of (a)  through  (e) above)  would constitute a distribution of the  Certificates  under the Securities Act of 1933 (the "Act"),  that would render the disposition of any
Certificate  a violation of Section 5 of the Act or any state  securities  law, or that would  require  registration  or  qualification pursuant  thereto.  The Seller will not act, in any manner set forth in the  foregoing  sentence with respect to any  Certificate.  The
Seller has not and will not sell or otherwise  transfer any of the Certificates,  except in compliance with the provisions of the Trust
Agreement.

                                                          Very truly yours,

                                                          _______________________________________________
                                                          (Seller)

                                                          By:____________________________________________
                                                              Name:
                                                              Title:

                                                               EXHIBIT F

                                               FORM OF CERTIFICATE OF NON-FOREIGN STATUS

         This  Certificate  of  Non-Foreign  Status  is  delivered  pursuant  to  Section  3.05  of the  trust  agreement  dated  as of
________________  (the  "Trust  Agreement"),   between  GreenPoint  Mortgage  Securities  LLC,  as  depositor  (the  "Depositor"),  and
________________,  as owner trustee,  in connection with the acquisition of, transfer to or possession by the  undersigned,  whether as beneficial  owner (the  "Beneficial  Owner"),  or nominee on behalf of the Beneficial  Owner of Home Equity  Loan-Backed  Certificates,
Series  [    ]-[   ]  (the  "Certificates").  Capitalized  terms used herein that are not  otherwise  defined  shall have the  meanings ascribed thereto in Appendix A to the indenture dated as of ________________, between the Trust and the Indenture Trustee.

         Each holder must  complete  Part I, Part II (if the holder is a nominee),  and in all cases sign and  otherwise  complete Part
III.

         In addition, each holder shall submit with the Certificate an IRS Form W-9 relating to such holder.

         To confirm  to the Trust  that the  provisions  of  Sections  871,  881 or 1446 of the  Internal  Revenue  Code  (relating  to withholding tax on foreign  partners) do not apply in respect of the  Certificates  held by the  undersigned,  the  undersigned  hereby certifies:

Part I -          Complete Either A or B

                  A.       Individual as Beneficial Owner

                           1.       I am (the Beneficial Owner is ) not a non-resident alien for purposes of U.S. income taxation;

                           2.       My (the Beneficial Owner's) name and home address are:

                                    ____________________________________________
                                    ____________________________________________
                                    ____________________________________________; and

                           3.       My (the Beneficial Owner's) U.S. taxpayer identification number (Social Security Number) is
                                    _______________________.

                  B.       Corporate, Partnership or Other Entity as Beneficial Owner

                           1.       ________________________ (Name of the Beneficial Owner) is not a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Code and Treasury
                                    Regulations;

                           2..      The Beneficial Owner's office address and place of incorporation (if applicable) is

                                    ____________________________________________
                                    ____________________________________________
                                    ____________________________________________; and

                           3.       The Beneficial Owner's U.S. employer identification number is _________________________________.

Part II -         Nominees

         If the undersigned is the nominee for the Beneficial Owner, the undersigned certifies that this Certificate has been made in reliance upon information contained in:

                   _____ an IRS Form W-9

                   _____ a form such as this or substantially similar

provided to the undersigned by an appropriate person and (i) the undersigned agrees to notify the Trust at least thirty (30) days prior to the date that the form relied upon becomes obsolete, and (ii) in connection with change in Beneficial Owners, the undersigned agrees to submit a new Certificate of Non-Foreign Status to the Trust promptly after such change.

Part III -        Declaration

         The undersigned, as the Beneficial Owner or a nominee thereof, agrees to notify the Trust within sixty (60) days of the date that the Beneficial Owner becomes a foreign person.  The undersigned understands that this certificate may be disclosed to the
Internal Revenue Service by the Trust and any false statement contained therein could be punishable by fines, imprisonment or both.

         Under penalties of perjury, I declare that I have examined this certificate and to the best of my knowledge and belief it is true, correct and complete and will further declare that I will inform the Trust of any change in the information provided above, and, if applicable, I further declare that I have the authority* to sign this document.

_____________________________________________________
                         Name

_____________________________________________________
                 Title (if applicable)

_____________________________________________________
                  Signature and Date

*NOTE:  If signed pursuant to a power of attorney, the power of attorney must accompany this certificate.

                                                               EXHIBIT G

                                                  FORM OF ERISA REPRESENTATION LETTER

______________________, ________

GreenPoint Mortgage Securities LLC
100 Wood Hollow Drive
Doorstop #32210
Novato, California 94945

________________
________________
________________
________________

________________
________________
________________

________________
________________
________________
________________
Attention:  ________________

                  Re:      GreenPoint Mortgage Securities LLC
                           Home Equity Loan-Backed Certificates, Series [    ]-[   ]

Dear Sirs:

           ____________________________________________________ (the       "Transferee")       intends      to       acquire       from
______________________________________(the  "Transferor")  a_________%  Percentage  Interest of Home Equity  Loan-Backed  Certificates,
Series  [    ]-[   ]  (the  "Certificates"),  issued  pursuant to a trust agreement dated as of  ________________,  between  GreenPoint
Mortgage  Securities LLC, as depositor (the "Depositor"),  and  ________________,  as owner trustee (the "Owner Trustee").  Capitalized terms used herein that are not otherwise  defined shall have the meanings  ascribed  thereto in Appendix A to the indenture dated as of
________________, between the Trust and the Indenture Trustee.

         The Transferee  hereby  certifies,  represents and warrants to, and covenants  with,  the  Depositor,  the Owner Trustee,  the
Certificate Registrar and the Servicer that:

         The  Certificates  (i) are not being acquired by, and will not be transferred to, any employee benefit plan within the meaning of  Section  3(3) of the  Employee  Retirement  Income  Security  Act of 1974,  as  amended  ("ERISA"),  or  other  retirement arrangement,  including  individual  retirement accounts and annuities,  Keogh plans and bank collective  investment funds and insurance  company general or separate  accounts in which such plans,  accounts or arrangements are invested,  that is subject to Section 406 of ERISA or Section 4975 of the Internal  Revenue Code of 1986, as amended (the "Code") (any of the  foregoing, a "Plan"),  (ii) are not being  acquired  with "plan  assets" of a Plan within the meaning of the  Department of Labor ("DOL")
         Regulations  Section  2510.3-101,  and  (iii) will  not be  transferred  to any entity that is deemed to be  investing in plan assets within the meaning of the DOL Regulations Section 2510.3-101.

                  The Transferee is familiar with the prohibited transaction restrictions and fiduciary responsibility  requirements of
         Sections  406 and 407 of  ERISA  and  Section  4975 of the  Code and  understands  that  each of the  parties  to  which  this certification is made is relying and will continue to rely on the statements made herein.

                                                          Very truly yours,

                                                         _________________________________________________

                                                          By:_____________________________________________
                                                              Name:
                                                              Title:

                                                               EXHIBIT H

                                                     FORM OF REPRESENTATION LETTER

______________________, ________

GreenPoint Mortgage Securities LLC
100 Wood Hollow Drive
Doorstop #32210
Novato, California 94945

________________
________________
________________
________________

________________
________________
________________
________________

________________
________________
________________
________________

                  Re:      GreenPoint Mortgage Securities LLC
                           Home Equity Loan-Backed Certificates, Series [    ]-[   ]

Dear Sirs:

                    _________________________________________(the        "Transferee")        intends       to       acquire       from
___________________________________________ (the "Transferor") a       % Percentage  Interest of Home Equity Loan-Backed  Certificates,
Series [    ]-[   ] (the  "Certificates"),  issued pursuant to a trust agreement dated as of ________________  (the "Trust Agreement"),
GreenPoint  Mortgage  Securities LLC, as depositor (the  "Depositor"),  and  ________________,  as owner trustee (the "Owner Trustee").
Capitalized  terms used herein that are not otherwise  defined shall have the meanings  ascribed thereto in Appendix A to the indenture dated as of ________________, between the Trust and the Indenture Trustee.

         The Transferee  hereby  certifies,  represents and warrants to, and covenants  with,  the  Depositor,  the Owner Trustee,  the
Certificate Registrar and the Servicer that:

                  (1)      the Transferee is acquiring the  Certificate  for its own behalf and is not acting as agent or custodian for any other person or entity in connection with such acquisition; and

                  (2)      the Transferee is not a partnership,  grantor trust or S corporation for federal income tax purposes, or, if the Transferee is a partnership,  grantor trust or S corporation  for federal income tax purposes,  the  Certificates  are not more than 50% of the assets of the partnership, grantor trust or S corporation.

                                                          Very truly yours,

                                                         _________________________________________________

                                                          By:_____________________________________________
                                                              Name:
                                                              Title: